UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

(b)	Not applicable to the Registrant.

PIMCO MANAGED ACCOUNTS TRUST

Semiannual Report

June 30, 2022

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Managed Accounts Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2022. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2022

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”) and its variants. Looking back, fourth quarter 2021 U.S. annualized gross domestic product (“GDP”) grew 6.9%. The economy then experienced a setback, as first quarter 2022 GDP growth was -1.6%. Finally, the Commerce Department’s initial estimate for second quarter 2022 GDP growth — released after the reporting period ended — was -0.9%.

In the U.S., the Federal Reserve Board (the “Fed”) took several steps to tighten monetary policy to combat elevated inflation. The Fed reduced the monthly pace of its net asset purchases of Treasury securities and agency mortgage-backed securities in November 2021 and again in December. The Fed ended its monthly asset purchases in mid-March 2022. The Fed then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% in its May 2022 meeting and 0.75% in its June meeting. Finally, on July 27, 2022 — after the reporting period ended — the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

Economies outside the U.S. also continued to be impacted by the pandemic. The war in Ukraine and its repercussions also led to increased uncertainties around the world. In its April 2022 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. gross domestic product (“GDP”) growth to be 3.7% in 2022, compared to 5.7% in 2021. Elsewhere, the IMF expects 2022 GDP to grow 2.8% in the eurozone (from 5.3% in 2021), 3.7% in the U.K. (from 7.4% in 2021) and 2.4% in Japan (from 1.6% in 2021).

Several other central banks began tightening monetary policy during the period. In December 2021, the Bank of England (the “BoE”) surprised the market and raised rates for the first time since COVID-19 began. The BoE again raised rates at its meetings in February, March, May and June 2022. The European Central Bank (the “ECB”) indicated that it intended to raise rates at its September 2022 meeting. Elsewhere, the Bank of Japan (the “BoJ”) maintained its loose monetary policy and appears likely to remain accommodative in the near future given the headwinds facing its economy.

2	PIMCO MANAGED ACCOUNTS TRUST

During the reporting period, short- and long-term U.S. Treasury yields moved sharply higher. The yield on the benchmark 10-year U.S. Treasury note was 2.98% on June 30, 2022, versus 1.52% on December 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -8.07%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -12.83%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, were also weak. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned -13.85%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -18.83%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -14.53%.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2022	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise or yields of U.S. Treasury securities (or yields of other types of bonds) (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

4	PIMCO MANAGED ACCOUNTS TRUST

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Certain Portfolios may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The dividend rate that a Portfolio pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Portfolio’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Portfolio. As portfolio and market conditions change, the rate of distributions on the common shares and a Portfolio’s dividend policy could change. There can

SEMIANNUAL REPORT	JUNE 30, 2022	5

Important Information About the Portfolios (Cont.)

be no assurance that a change in market conditions or other factors will not result in a change in a Portfolio distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available

6	PIMCO MANAGED ACCOUNTS TRUST

without charge, upon request, by calling the Portfolios at (888) 87-PIMCO, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all portfolios held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires portfolios that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Portfolios to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements is August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022.

SEMIANNUAL REPORT	JUNE 30, 2022	7

Important Information About the Portfolios (Cont.)

In May 2022, the SEC proposed amendments to a current rule governing portfolio naming conventions. In general, the current rule requires portfolios with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of portfolio names that would require the portfolio to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a portfolio may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolios) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

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SEMIANNUAL REPORT	JUNE 30, 2022	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	32.7%
Asset-Backed Securities	21.3%
U.S. Government Agencies	13.9%
U.S. Treasury Obligations	12.0%
Preferred Securities	6.1%
Non-Agency Mortgage-Backed Securities	5.8%
Short-Term Instruments‡	4.1%
Municipal Bonds & Notes	2.9%
Loan Participations and Assignments	1.0%
Sovereign Issues	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	(14.80)%	(14.05)%	0.93%	2.17%	7.73%
Bloomberg U.S. Intermediate Credit Index	(8.52)%	(8.96)%	1.43%	2.21%	4.56%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Short exposure to duration in the U.K. for most of reporting period contributed to relative performance, as interest rate rose.

»	There were no other material contributors for this Portfolio.

»	Positions in non-agency mortgage-backed securities (“MBS”) and other securitized assets detracted from relative performance, as spreads widened.

»	Positions in high yield credit detracted from relative performance, as spreads widened.

»	Long exposure to duration in Canada detracted from relative performance, as interest rates rose.

SEMIANNUAL REPORT	JUNE 30, 2022	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2022†§

Corporate Bonds & Notes	56.0%
Asset-Backed Securities	21.2%
Non-Agency Mortgage-Backed Securities	15.4%
U.S. Government Agencies	5.3%
Short-Term Instruments‡	1.4%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Month*	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	(4.56)%	(5.29)%	1.55%	2.57%
ICE BofAML 1-3 Year U.S. Treasury Index	(2.84)%	(3.30)%	0.94%	0.84%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.23%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus,as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Cash management strategies contributed to relative performance, as the U.S. dollar overnight rate provided positive total return.

»	There were no other material contributors for this Portfolio.

»	Overweight exposure to non-agency residential mortgage-backed securities (RMBS) detracted from relative performance, as spreads widened.

»	Overweight exposure to U.S. duration at the front-end of the U.S. yield curve detracted from relative performance, as front-end U.S. interest rates rose.

»	A long bias to the Japanese yen versus the U.S. dollar detracted from relative performance, as the Japanese yen depreciated.

SEMIANNUAL REPORT	JUNE 30, 2022	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2022†§

Asset-Backed Securities	30.7%
Corporate Bonds & Notes	27.2%
U.S. Government Agencies	21.5%
Non-Agency Mortgage-Backed Securities	13.7%
Municipal Bonds & Notes	3.0%
Preferred Securities	1.5%
U.S. Treasury Obligations	1.2%
Short-Term Instruments‡	0.6%
Loan Participations and Assignments	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	(11.99)%	(11.62)%	2.20%	3.59%	6.51%
Bloomberg U.S. MBS Fixed-Rate Index	(8.78)%	(9.03)%	0.36%	1.18%	3.95%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.01%. Details regarding any changesto the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to agency MBS contributed to relative performance, as spread widened.

»	There were no other material contributors for this Portfolio.

»	Selection within investment grade corporate credit, particularly a preference for financials, detracted from relative performance, as spread widened.

»	Positions in non-agency MBS and other securitized assets detracted from relative performance, as spread widened.

»	Tactical U.S. duration positioning, primarily overweight exposure in March, detracted from relative performance, as interest rates rose that month.

»	Long exposure to duration in Canada detracted from relative performance, as interest rates rose.

SEMIANNUAL REPORT	JUNE 30, 2022	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2022†§

U.S. Treasury Obligations	80.0%
Sovereign Issues	8.6%
Corporate Bonds & Notes	5.8%
U.S. Government Agencies	3.1%
Asset-Backed Securities	1.1%
Short-Term Instruments	0.7%
Non-Agency Mortgage-Backed Securities	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	(13.35)%	(8.94)%	3.93%	2.34%	5.54%
Bloomberg U.S. TIPS Index	(8.92)%	(5.14)%	3.21%	1.73%	3.96%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.05%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to European breakeven inflation (“BEI”) or the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as European BEI moved higher.

»	Overweight exposure to Japanese BEI contributed to relative performance, as Japanese BEI moved higher.

»	Underweight exposure to U.K. interest rates for a portion of the period contributed to relative performance, as U.K. rates moved higher over the period.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as U.S. rates moved higher.

»	Overweight exposure to U.S. BEI detracted from relative performance, as U.S. BEI spreads moved lower.

»

Curve positioning in eurozone interest rates, specifically overweight exposure to intermediate maturities relative to longer-term maturities detracted from relative performance, as intermediate maturities underperformed.

»	Underweight exposure to U.K. BEI, most notably over the first five months of the reporting period, detracted from relative returns, as U.K. BEI rose over that period.

SEMIANNUAL REPORT	JUNE 30, 2022	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through June 30, 2022

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended June 30, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	(9.57)%	(8.72)%	2.48%	2.66%	2.66%
Bloomberg 1-Year Municipal Bond Index	(1.24)%	(1.24)%	0.99%	0.85%	0.85%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of June 30, 2022†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	16.4%
Ad Valorem Property Tax	10.8%
Tobacco Settlement Funded	10.2%
Sales Tax Revenue	9.8%
Electric Power & Light Revenue	7.6%
Natural Gas Revenue	7.0%
Highway Revenue Tolls	4.8%
Miscellaneous Revenue	3.6%
Industrial Revenue	3.3%
General Fund	2.7%
Local or Guaranteed Housing	2.6%
Lease Revenue	2.4%
Port, Airport & Marina Revenue	1.5%
Fuel Sales Tax Revenue	1.4%
Sewer Revenue	1.1%
Miscellaneous Taxes	1.1%
Government Fund/Grant Revenue	1.0%
Income Tax Revenue	1.0%
Other	3.1%
Short-Term Instruments‡	8.4%
Corporate Bonds & Notes	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the water and sewer sector contributed to performance, as our holdings outperformed the broad municipal market.

»	Security selection within the pre-refunded segment contributed to performance, as our holdings outperformed the broad municipal market.

»	There were no other material contributors for this Portfolio.

»	Overweight exposure to duration positioning detracted from performance, as benchmark municipal yields increased.

»	Overweight exposure to the industrial revenue sector detracted from performance, as the sector underperformed the broad municipal market.

»	Overweight exposure to the special tax sector detracted from performance, as the sector underperformed the broad municipal market.

SEMIANNUAL REPORT	JUNE 30, 2022	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from January 1, 2022 to June 30, 2022 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$852.00	$0.27	$1,000.00	$1,024.23	$0.29	0.059%
Series LD	1,000.00	954.40	3.98	1,000.00	1,020.45	4.11	0.830
Series M	1,000.00	880.10	0.04	1,000.00	1,024.48	0.04	0.008
Series R	1,000.00	866.50	1.01	1,000.00	1,023.44	1.09	0.220
Series TE	1,000.00	904.30	0.19	1,000.00	1,024.32	0.20	0.040	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expenses shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5 in the Notes to Financial Statements for additional information regarding TOBs.

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg U.S. Intermediate Credit Index	The Bloomberg U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2022	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

01/01/2022 - 06/30/2022+	$10.77	$0.16	$(1.75)	$(1.59)	$(0.17)	$0.00	$0.00	$(0.17)

12/31/2021	11.08	0.34	(0.31)	0.03	(0.34)	0.00	0.00	(0.34)

12/31/2020	10.43	0.34	0.66	1.00	(0.35)	0.00	0.00	(0.35)

12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

Series LD

01/01/2022 - 06/30/2022+	$9.41	$0.13	$(0.55)	$(0.42)	$(0.10)	$0.00	$0.00	$(0.10)

12/31/2021	9.62	0.28	(0.24)	0.04	(0.25)	0.00	0.00	(0.25)

12/31/2020	9.40	0.35	0.23	0.58	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

Series M

01/01/2022 - 06/30/2022+	$10.33	$0.20	$(1.42)	$(1.22)	$(0.16)	$0.00	$0.00	$(0.16)

12/31/2021	10.68	0.42	(0.26)	0.16	(0.42)	(0.09)	0.00	(0.51)

12/31/2020	10.48	0.41	0.53	0.94	(0.41)	(0.33)	0.00	(0.74)

12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

Series R

01/01/2022 - 06/30/2022+	$10.79	$0.51	$(1.91)	$(1.40)	$(0.50)	$0.00	$0.00	$(0.50)

12/31/2021	10.74	0.72	0.02	0.74	(0.69)	0.00	0.00	(0.69)

12/31/2020	9.40	0.22	1.33	1.55	(0.21)	0.00	0.00	(0.21)

12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)(e)	Net Assets End of Year or Period (000s)	Expenses(f)		Expenses Excluding Waivers(f)		Expenses Excluding Interest Expense(f)		Expenses Excluding Interest Expense and Waivers(f)		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.01	(14.89)%	$1,280,525	0.06	%*	0.06	%*	0.00	%*	0.00	%*	3.31	%*	119%

10.77	0.34	1,540,072	0.02		0.02		0.00		0.00		3.10		282

11.08	9.77	1,585,611	0.03		0.03		0.00		0.00		3.18		562

10.43	9.18	1,434,199	0.21		0.21		0.00		0.00		3.72		533

9.94	0.21	1,185,003	0.31		0.31		0.00		0.00		3.62		450

10.30	6.43	1,310,388	0.43		0.43		0.00		0.00		3.79		366

$8.89	(4.45)%	$101,785	0.83	%*	0.83	%*	0.00	%*	0.00	%*	2.88	%*	25%

9.41	0.38	122,608	0.23		0.23		0.00		0.00		2.94		97

9.62	6.28	108,895	0.66		0.66		0.00		0.00		3.63		69

9.40	3.85	79,806	2.98		2.98		0.00		0.00		3.82		88

9.40	1.07	82,684	3.02		3.02		0.00		0.00		3.94		290

9.73	3.64	86,101	1.30		1.30		0.00		0.00		3.76		230

$8.95	(11.89)%	$1,288,040	0.01	%*	0.01	%*	0.00	%*	0.00	%*	4.30	%*	243%

10.33	1.45	1,520,815	0.01		0.01		0.00		0.00		3.97		468

10.68	9.12	1,562,661	0.02		0.02		0.00		0.00		3.80		635

10.48	8.40	1,442,194	0.06		0.06		0.00		0.00		4.47		543

10.14	2.23	1,241,128	0.31		0.31		0.00		0.00		4.58		495

10.31	9.60	1,331,955	0.24		0.24		0.00		0.00		4.35		556

$8.89	(13.27)%	$244,240	0.22	%*	0.22	%*	0.00	%*	0.00	%*	10.48	%*	39%

10.79	7.09	259,263	0.05		0.05		0.00		0.00		6.71		162

10.74	16.58	157,315	0.26		0.26		0.00		0.00		2.13		295

9.40	11.10	130,421	1.35		1.35		0.00		0.00		2.80		357

8.68	(2.52)	115,407	1.29		1.29		0.00		0.00		4.16		231

9.26	5.16	142,081	0.62		0.62		0.00		0.00		3.81		225

SEMIANNUAL REPORT	JUNE 30, 2022	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series TE

01/01/2022 - 06/30/2022+	$10.71	$0.19	$(1.21)	$(1.02)	$(0.19)	$0.00	$0.00	$(0.19)

12/31/2021	10.76	0.38	(0.06)	0.32	(0.37)	0.00	0.00	(0.37)

12/31/2020	10.39	0.36	0.37	0.73	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(f)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)(e)	Net Assets End of Year or Period (000s)	Expenses(f)		Expenses Excluding Waivers(f)		Expenses Excluding Interest Expense(f)		Expenses Excluding Interest Expense and Waivers(f)		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.50	(9.57)%	$78,161	0.04	%*	0.04	%*	0.00	%*	0.00	%*	3.95	%*	38%

10.71	3.04	88,310	0.02		0.02		0.00		0.00		3.50		20

10.76	7.19	91,321	0.04		0.04		0.00		0.00		3.47		57

10.39	8.42	87,423	0.08		0.08		0.00		0.00		3.69		31

9.94	0.97	82,521	0.08		0.08		0.00		0.00		3.79		57

10.22	8.61	91,086	0.04		0.04		0.00		0.00		3.64		86

SEMIANNUAL REPORT	JUNE 30, 2022	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$1,614,573	$183,539
Investments in Affiliates	34,017	618

Financial Derivative Instruments
Exchange-traded or centrally cleared	230	493
Over the counter	8,289	686
Cash	0	0
Deposits with counterparty	28,270	5,088
Foreign currency, at value	975	100
Receivable for investments sold	96	1,403
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	113,340	0
Receivable for Portfolio shares sold	502	142
Interest and/or dividends receivable	9,123	930
Dividends receivable from Affiliates	11	1
Reimbursement receivable from PIMCO	1	1
Other assets	17	0

Total Assets	1,809,444	193,001

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$171,440	$82,120
Payable for sale-buyback transactions	0	6,252
Payable for tender option bond floating rate certificates	0	0
Payable for short sales	0	0

Financial Derivative Instruments
Exchange-traded or centrally cleared	563	591
Over the counter	1,277	342
Payable for investments purchased	0	1,250
Payable for investments in Affiliates purchased	11	1
Payable for TBA investments purchased	342,625	0
Deposits from counterparty	8,665	270
Payable for Portfolio shares redeemed	648	172
Distributions payable	3,686	180
Overdraft due to custodian	4	38
Other liabilities	0	0

Total Liabilities	528,919	91,216

Net Assets	$1,280,525	$101,785

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$142	$11
Paid in capital in excess of par	1,645,644	112,697
Distributable earnings (accumulated loss)	(365,261)	(10,923)

Net Assets	$1,280,525	$101,785

Shares Issued and Outstanding	142,050	11,454

Net Asset Value Per Share Outstanding(a)	$9.01	$8.89

Cost of investments in securities	$1,789,392	$193,058
Cost of investments in Affiliates	$34,028	$618
Cost of foreign currency held	$968	$101
Proceeds received on short sales	$0	$0
Cost or premiums of financial derivative instruments, net	$1,230	$(2,541)

* Includes repurchase agreements of:	$27,254	$695

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

June 30, 2022 (Unaudited)

Series M	Series R	Series TE

$1,600,106	$369,680	$78,665
7	0	6,618

2,977	1,028	0
3,273	5,443	0
0	1	1
24,784	4,228	0
3,138	1,846	0
21	511	0
0	59	0
178,992	2,638	0
327	195	0
7,565	852	732
0	0	6
1	1	1
17	0	0

1,821,208	386,482	86,023

$0	$0	$0
0	118,363	0
0	0	3,383
151,355	0	0

282	2,194	0
541	4,285	0
0	2	3,975
0	0	6
368,921	13,818	0
7,282	1,731	0
678	148	218
3,767	1,701	277
341	0	0
1	0	3

533,168	142,242	7,862

$1,288,040	$244,240	$78,161

$144	$27	$8
1,458,217	306,700	80,737
(170,321)	(62,487)	(2,584)

$1,288,040	$244,240	$78,161

143,980	27,487	8,224

$8.95	$8.89	$9.50

$1,700,772	$413,764	$78,995
$7	$0	$6,619
$3,120	$2,102	$0
$153,208	$0	$0
$1,551	$(914)	$0

$6,993	$2,271	$538

SEMIANNUAL REPORT	JUNE 30, 2022	27

Statements of Operations

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$23,234	$2,024
Dividends from Investments in Affiliates	11	2
Total Income	23,245	2,026

Expenses:

Interest expense	405	455
Tax expense	4
Miscellaneous expense	1	1
Total Expenses	410	456

Net Investment Income (Loss)	22,835	1,570

Net Realized Gain (Loss):

Investments in securities	(61,257)	(4,930)
Investments in Affiliates	0	0
Exchange-traded or centrally cleared financial derivative instruments	(3,738)	4,890
Over the counter financial derivative instruments	13,365	96
Short sales	0	(9)
Foreign currency	(1,247)	32

Net Realized Gain (Loss)	(52,877)	79

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(197,916)	(8,664)
Investments in Affiliates	(10)	1
Exchange-traded or centrally cleared financial derivative instruments	(10,859)	984
Over the counter financial derivative instruments	10,888	872
Foreign currency assets and liabilities	(287)	(14)

Net Change in Unrealized Appreciation (Depreciation)	(198,184)	(6,821)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(228,226)	$(5,172)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$29,850	$13,610	$1,601
2	0	10
29,852	13,610	1,611

53	281	18

5	2	0
58	283	18

29,794	13,327	1,593

(52,055)	(3,921)	(2,263)
(2)	0	(44)
(17,442)	10,914	127
7,634	4,500	0
0	0	0
(1,972)	(662)	0

(63,837)	10,831	(2,180)

(134,635)	(61,247)	(7,681)
1	0	41
(17,519)	(568)	(23)
5,127	983	0
(536)	(193)	0

(147,562)	(61,025)	(7,663)

$ (181,605)	$(36,867)	$(8,250)

SEMIANNUAL REPORT	JUNE 30, 2022	29

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Six Month Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Month Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$22,835	$48,773	$1,570	$3,437
Net realized gain (loss)	(52,877)	28,949	79	1,621
Net change in unrealized appreciation (depreciation)	(198,184)	(71,732)	(6,821)	(4,702)

Net Increase (Decrease) in Net Assets Resulting from Operations	(228,226)	5,990	(5,172)	356

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(23,991)	(50,117)	(1,253)	(3,025)

Total Distributions(a)	(23,991)	(50,117)	(1,253)	(3,025)

Portfolio Share Transactions:

Receipts for shares sold	190,744	297,211	11,686	61,350
Cost of shares redeemed	(198,074)	(298,623)	(26,084)	(44,968)

Net increase (decrease) resulting from Portfolio share transactions	(7,330)	(1,412)	(14,398)	16,382

Total Increase (Decrease) in Net Assets	(259,547)	(45,539)	(20,823)	13,713

Net Assets:
Beginning of period	1,540,072	1,585,611	122,608	108,895
End of period	$1,280,525	$1,540,072	$101,785	$122,608

Shares of Beneficial Interest:

Shares sold	19,539	27,439	1,281	6,396
Shares redeemed	(20,484)	(27,590)	(2,852)	(4,693)
Net increase (decrease) in shares outstanding	(945)	(151)	(1,571)	1,703

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Six Month Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Month Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Six Month Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

$29,794	$62,815	$13,327	$13,592	$1,593	$2,949
(63,837)	8,729	10,831	4,938	(2,180)	864
(147,562)	(47,531)	(61,025)	(3,495)	(7,663)	(1,211)

(181,605)	24,013	(36,867)	15,035	(8,250)	2,602

(23,563)	(74,982)	(13,263)	(13,319)	(1,569)	(2,925)

(23,563)	(74,982)	(13,263)	(13,319)	(1,569)	(2,925)

175,751	309,678	71,005	169,841	8,835	13,119
(203,358)	(300,555)	(35,898)	(69,609)	(9,165)	(15,807)

(27,607)	9,123	35,107	100,232	(330)	(2,688)

(232,775)	(41,846)	(15,023)	101,948	(10,149)	(3,011)

1,520,815	1,562,661	259,263	157,315	88,310	91,321
$1,288,040	$1,520,815	$244,240	$259,263	$78,161	$88,310

18,281	29,274	7,173	15,873	903	1,220
(21,485)	(28,454)	(3,705)	(6,503)	(926)	(1,461)
(3,204)	820	3,468	9,370	(23)	(241)

SEMIANNUAL REPORT	JUNE 30, 2022	31

Statements of Cash Flows

Six Months Ended June 30, 2022 (Unaudited)
(Amounts in thousands†)	Series C	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(228,226)	$(5,172)	$(36,867)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,142,536)	(79,733)	(212,029)
Proceeds from sales of long-term securities	2,475,096	230,414	151,878
(Purchases) Proceeds from sales of short-term portfolio investments, net	(48,962)	9,279	(405)
(Increase) decrease in deposits with counterparty	(17,656)	(2,589)	(1,017)
(Increase) decrease in receivable for investments sold	163,385	4,431	7,618
(Increase) decrease in interest and/or dividends receivable	2,407	250	(96)
(Increase) decrease in dividends receivable from Affiliates	(11)	(1)	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(14,673)	5,990	11,575
Proceeds from (Payments on) over the counter financial derivative instruments	12,466	48	4,442
Increase (decrease) in payable for investments purchased	(61,782)	(4,060)	(6,628)
Increase (decrease) in deposits from counterparty	7,575	270	1,132
Proceeds from (Payments on) short sales transactions, net	0	(9)	0
Proceeds from (Payments on) foreign currency transactions	(1,534)	18	(855)
Net Realized (Gain) Loss
Investments in securities	61,257	4,930	3,921
Exchange-traded or centrally cleared financial derivative instruments	3,738	(4,890)	(10,914)
Over the counter financial derivative instruments	(13,365)	(96)	(4,500)
Short sales	0	9	0
Foreign currency	1,247	(32)	662
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	197,916	8,664	61,247
Investments in Affiliates	10	(1)	0
Exchange-traded or centrally cleared financial derivative instruments	10,859	(984)	568
Over the counter financial derivative instruments	(10,888)	(872)	(983)
Foreign currency assets and liabilities	287	14	193
Net amortization (accretion) on investments	772	452	1,828
Net Cash Provided by (Used for) Operating Activities	397,382	166,330	(29,230)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	190,459	11,838	71,192
Payments on shares redeemed	(197,864)	(26,790)	(35,826)
Increase (decrease) in overdraft due to custodian	4	38	0
Cash distributions paid	(24,896)	(1,351)	(13,762)
Proceeds from reverse repurchase agreements	4,667,467	301,978	0
Payments on reverse repurchase agreements	(5,033,583)	(317,611)	(48,406)
Proceeds from sale-buyback transactions	3,498,176	4,501,625	3,948,763
Payments on sale-buyback transactions	(3,500,046)	(4,636,185)	(3,892,835)
Net Cash Received from (Used for) Financing Activities	(400,283)	(166,458)	29,126

Net Increase (Decrease) in Cash and Foreign Currency	(2,901)	(128)	(104)

Cash and Foreign Currency:

Beginning of period	3,876	228	1,951
End of period	$975	$100	$1,847

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$285	$526	$313

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

(Unaudited)

June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%

AAdvantage Loyalty IP Ltd.
5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$3,400	$3,257

SkyMiles IP Ltd.
4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,200	1,192

Twin River Worldwide Holdings, Inc.
4.370% (LIBOR01M + 3.250%) due 10/02/2028 ~		5,985	5,576

United Airlines, Inc.
5.150% - 5.392% (LIBOR01M + 3.750%) due 04/21/2028 ~		3,853	3,587

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		3,827	3,368

Total Loan Participations and Assignments (Cost $18,280)			16,980

CORPORATE BONDS & NOTES 42.1%

BANKING & FINANCE 25.8%

American Assets Trust LP
3.375% due 02/01/2031		4,000	3,427

Ares Finance Co. LLC
3.250% due 06/15/2030		4,950	4,394

Aviation Capital Group LLC
3.500% due 11/01/2027		1,300	1,148

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6,141	5,011

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(c)(d)	EUR	1,000	1,009

Bank of America Corp.
3.419% due 12/20/2028 •		$25,728	23,983

Barclays Bank PLC
7.625% due 11/21/2022 (d)		2,952	2,982

Barclays PLC
2.894% due 11/24/2032 •		6,900	5,553
4.375% due 03/15/2028 •(c)(d)		200	154
7.250% due 03/15/2023 •(c)(d)	GBP	800	960
7.750% due 09/15/2023 •(c)(d)		$600	591
7.875% due 09/15/2022 •(c)(d)	GBP	2,000	2,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNP Paribas SA
1.904% due 09/30/2028 •		$8,000	$6,843
4.400% due 08/14/2028		14,700	14,080
4.500% due 02/25/2030 •(c)(d)		900	674
4.625% due 02/25/2031 •(c)(d)		1,900	1,407

Brookfield Finance, Inc.
3.500% due 03/30/2051		7,100	5,121

CaixaBank SA
3.625% due 09/14/2028 •(c)(d)	EUR	200	145

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		$4,000	3,629

CI Financial Corp.
3.200% due 12/17/2030		3,200	2,505

Citigroup, Inc.
3.785% due 03/17/2033 •(e)		5,500	4,960

Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,300	6,257

Credit Agricole SA
7.500% due 06/23/2026 •(c)(d)	GBP	100	118

Credit Suisse AG
6.500% due 08/08/2023 (d)		$7,466	7,485

Credit Suisse Group AG
7.500% due 07/17/2023 •(c)(d)		10,000	9,250

Crown Castle International Corp.
4.300% due 02/15/2029		3,000	2,884

Deutsche Bank AG
2.129% due 11/24/2026 •(e)		1,400	1,245
2.311% due 11/16/2027 •		9,500	8,206
3.729% due 01/14/2032 •(e)		1,200	903
3.961% due 11/26/2025 •		9,000	8,705
5.625% due 05/19/2031 •	EUR	200	210

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$815	808

Erste Group Bank AG
6.500% due 04/15/2024 •(c)(d)	EUR	400	409

Fairfax Financial Holdings Ltd.
4.230% due 06/14/2029	CAD	300	215

First American Financial Corp.
4.000% due 05/15/2030		$3,850	3,465

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,344

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	4,900	5,517
3.550% due 10/07/2022		$5,000	4,984
3.810% due 01/09/2024		2,000	1,944

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.584% due 03/18/2024		$400	$399

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,200	956

GLP Capital LP
4.000% due 01/15/2030		3,278	2,876
5.250% due 06/01/2025		2,450	2,408
5.300% due 01/15/2029		3,150	3,016

Goldman Sachs Group, Inc.
3.330% (SOFRRATE + 1.850%) due 03/15/2028 ~		20,000	19,841
3.850% due 01/26/2027		3,200	3,096

Golub Capital BDC, Inc.
2.050% due 02/15/2027		4,000	3,251

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,066

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	3,860
5.875% due 09/28/2026 •(c)(d)	GBP	11,800	13,081
6.000% due 09/29/2023 •(c)(d)	EUR	200	208
6.375% due 09/17/2024 •(c)(d)		$1,200	1,150
6.500% due 03/23/2028 •(c)(d)		400	363

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(c)(d)	EUR	250	211
5.875% due 09/01/2031 •(c)(d)		250	205

KKR Financial Holdings LLC
5.400% due 05/23/2033		$9,000	9,044

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		2,000	1,357

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(c)(d)		7,100	6,938

Maple Grove Funding Trust
4.161% due 08/15/2051		8,000	6,245

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	4,342

Morgan Stanley
0.000% due 04/02/2032 þ(e)		7,000	4,372
3.591% due 07/22/2028 •		9,000	8,528

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	1,600	1,690

New York Life Insurance Co.
4.450% due 05/15/2069		$7,000	6,014

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		1,900	1,891
2.750% due 03/09/2028		3,000	2,511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
3.750% due 03/01/2029 •(c)(d)		$5,850	$4,323
6.625% due 03/26/2026 •(c)(d)		5,000	4,795

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		2,152	2,136

Sammons Financial Group, Inc.
3.350% due 04/16/2031		3,000	2,483

Sitka Holdings LLC
6.750% due 07/06/2026 •		2,400	2,323

Societe Generale SA
5.375% due 11/18/2030 •(c)(d)		5,400	4,199

Synchrony Financial
3.950% due 12/01/2027		1,100	1,004

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		6,500	4,974

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	369	455
5.744% due 04/13/2040		1,024	1,315
5.801% due 10/13/2040		6,702	8,628

UBS AG
7.625% due 08/17/2022 (d)		$4,800	4,814

UBS Group AG
4.375% due 02/10/2031 •(c)(d)		600	440

Wells Fargo & Co.
2.879% due 10/30/2030 •		10,000	8,802
3.350% due 03/02/2033 •		8,000	7,106
4.150% due 01/24/2029		5,400	5,226

			329,897

INDUSTRIALS 13.5%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		2,132	2,016
5.000% due 06/15/2025		3,058	3,005

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		3,000	2,966

American Airlines Pass-Through Trust
3.200% due 12/15/2029		2,003	1,836
3.375% due 11/01/2028		5,584	5,015
3.575% due 07/15/2029		1,993	1,854
3.650% due 02/15/2029		2,651	2,477
3.700% due 04/01/2028		2,491	2,162

American Airlines, Inc.
5.500% due 04/20/2026		4,100	3,781
5.750% due 04/20/2029		1,700	1,457

Ashtead Capital, Inc.
4.250% due 11/01/2029		1,600	1,409

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bacardi Ltd.
4.450% due 05/15/2025		$6,300	$6,244

Bayer U.S. Finance LLC
4.375% due 12/15/2028		6,900	6,726

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032		2,500	2,225

British Airways Pass-Through Trust
3.300% due 06/15/2034		2,749	2,456

Broadcom, Inc.
3.137% due 11/15/2035		200	152
3.187% due 11/15/2036		300	228

CDW LLC
2.670% due 12/01/2026		4,200	3,750

Charter Communications Operating LLC
4.908% due 07/23/2025		762	765
5.125% due 07/01/2049		2,000	1,659

Citrix Systems, Inc.
3.300% due 03/01/2030		2,350	2,294

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,383	1,330

DAE Funding LLC
1.625% due 02/15/2024		1,600	1,516
2.625% due 03/20/2025		1,000	931

Dell International LLC
4.900% due 10/01/2026		1,000	1,002
5.300% due 10/01/2029		1,000	987
5.850% due 07/15/2025		1,300	1,342
6.020% due 06/15/2026		3,700	3,847
6.200% due 07/15/2030		2,000	2,084

Ecopetrol SA
5.875% due 09/18/2023		3,400	3,415

Energy Transfer LP
3.750% due 05/15/2030		450	406
4.050% due 03/15/2025		500	493
5.250% due 04/15/2029		11,400	11,305

EQM Midstream Partners LP
4.125% due 12/01/2026		800	692

Expedia Group, Inc.
6.250% due 05/01/2025		1,318	1,359

Ferguson Finance PLC
3.250% due 06/02/2030		2,500	2,167

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,600	2,392

Huntsman International LLC
4.500% due 05/01/2029		$1,200	1,133

Imperial Brands Finance PLC
3.875% due 07/26/2029		4,000	3,606

Kansas City Southern
4.200% due 11/15/2069		4,600	3,756

Las Vegas Sands Corp.
3.200% due 08/08/2024		2,600	2,459
3.500% due 08/18/2026		5,050	4,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lundin Energy Finance BV
2.000% due 07/15/2026		$1,300	$1,163

Magallanes, Inc.
4.279% due 03/15/2032		1,600	1,432

Marvell Technology, Inc.
4.875% due 06/22/2028		5,500	5,429

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		400	242

Mileage Plus Holdings LLC
6.500% due 06/20/2027		2,000	1,972

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,000	1,895
4.345% due 09/17/2027		2,900	2,664
4.810% due 09/17/2030		700	623

Rolls-Royce PLC
3.625% due 10/14/2025		200	179
4.625% due 02/16/2026	EUR	300	296
5.750% due 10/15/2027	GBP	1,100	1,264

Sands China Ltd.
2.550% due 03/08/2027		$2,700	1,971
3.100% due 03/08/2029		5,200	3,688
3.250% due 08/08/2031		4,700	3,113

Studio City Finance Ltd.
5.000% due 01/15/2029		1,000	518

T-Mobile USA, Inc.
2.625% due 04/15/2026		2,200	2,001

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	3,286

Trustees of the University of Pennsylvania
3.610% due 02/15/2119		6,500	4,993

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		524	478

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,550	3,894
2.875% due 04/07/2030		1,600	1,463
3.450% due 01/07/2030		1,716	1,491
4.000% due 10/11/2027		1,077	1,016
4.150% due 10/11/2025		947	930
5.875% due 04/15/2029		10,247	10,086

United Airlines, Inc.
4.625% due 04/15/2029		1,000	852

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		6,000	4,860

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030		1,300	1,195

Weir Group PLC
2.200% due 05/13/2026		3,400	2,994

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		1,400	1,354

Wynn Macau Ltd.
5.125% due 12/15/2029		200	124

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/26/2028	$1,200	$743

		173,304

UTILITIES 2.8%

AT&T, Inc.
3.650% due 06/01/2051	10,000	7,836

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	2,500	2,485

Pacific Gas & Electric Co.
3.300% due 12/01/2027	2,800	2,447
3.500% due 06/15/2025	1,200	1,138
3.750% due 07/01/2028	1,800	1,591
3.950% due 12/01/2047	2,400	1,667
4.300% due 03/15/2045	700	510
4.500% due 07/01/2040	1,800	1,398
4.550% due 07/01/2030	3,400	3,024
5.250% due 03/01/2052	2,000	1,652

SA Global Sukuk Ltd.
2.694% due 06/17/2031	3,500	3,083

Texas Electric Market Stabilization Funding N LLC
4.966% due 02/01/2044	5,400	5,442

Toledo Edison Co.
2.650% due 05/01/2028	4,584	4,299

		36,572

Total Corporate Bonds & Notes (Cost $606,328)		539,773

MUNICIPAL BONDS & NOTES 3.7%

CALIFORNIA 0.7%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	3,300	2,779
3.714% due 06/01/2041	4,500	3,666

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,995	2,856

		9,301

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	114	122

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,196

		1,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.9%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	$3,200	$2,709

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	10,000	9,140

		11,849

NEW JERSEY 0.3%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	3,903

NEW YORK 0.7%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	11,700	8,707

VIRGINIA 0.3%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,500	3,695

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	9,000	8,245

Total Municipal Bonds & Notes (Cost $57,137)		47,018

U.S. GOVERNMENT AGENCIES 17.8%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	27	29

Ginnie Mae, TBA
2.500% due 07/01/2052	77,400	70,857

Uniform Mortgage-Backed Security
4.000% due 09/01/2048	290	290
4.500% due 08/01/2039 - 11/01/2041	113	115

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2052	60,300	52,292
2.500% due 08/01/2052	59,600	53,555
3.000% due 08/01/2052	8,500	7,910
3.500% due 07/01/2052	40,100	38,574
4.000% due 07/01/2052	4,800	4,735

Total U.S. Government Agencies (Cost $227,417)		228,357

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 15.5%

U.S. Treasury Bonds
1.375% due 11/15/2040 (g)(i)(k)		$10,000	$7,206
1.750% due 08/15/2041 (g)(i)(k)		100,000	76,106
2.000% due 11/15/2041 (g)		145,000	115,218

Total U.S. Treasury Obligations (Cost $252,190)			198,530

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.5%

Angel Oak Mortgage Trust
1.581% due 09/25/2066 ~		2,536	2,141

Banc of America Funding Trust
3.461% due 01/20/2047 ^~		22	21

Bear Stearns Adjustable Rate Mortgage Trust
2.535% due 10/25/2033 ~		9	8
2.846% due 05/25/2034 ~		20	18

Bear Stearns ALT-A Trust
3.066% due 02/25/2036 ^~		354	283

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		1,343	1,319

Citigroup Mortgage Loan Trust, Inc.
2.190% due 09/25/2035 •		39	38
3.790% due 09/25/2035 •		20	20

Commercial Mortgage Trust
2.625% due 12/15/2038 •		9,700	9,314

Countrywide Alternative Loan Trust
2.024% due 05/25/2036 •		32	28
6.000% due 08/25/2034		3,476	3,388

Countrywide Home Loan Mortgage Pass-Through Trust
2.264% due 03/25/2035 •		52	43
3.571% due 08/25/2034 ^~		1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.593% due 07/25/2033 ~		1	1

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		2,799	2,618

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		6,003	5,607
2.691% due 03/25/2060 ~		6,392	6,215

Downey Savings & Loan Association Mortgage Loan Trust
2.132% due 08/19/2045 •		325	286
2.699% due 07/19/2044 ~		229	214

Eurosail PLC
2.540% due 06/13/2045 •	GBP	1,188	1,433

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
2.084% due 06/25/2045 •		$834	$654

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.684% due 10/25/2033 ~		1	1

GSR Mortgage Loan Trust
2.880% (H15T1Y + 1.750%) due 03/25/2033 ~		5	5
2.933% due 09/25/2035 ~		60	60
2.938% due 09/25/2035 ~		54	53

HarborView Mortgage Loan Trust
1.802% (US0001M + 0.190%) due 01/19/2038 ~		82	74
2.292% due 06/20/2035 •		135	126

Hawksmoor Mortgage Funding PLC
1.703% due 05/25/2053 •	GBP	1,040	1,263

HomeBanc Mortgage Trust
2.144% due 01/25/2036 •		$283	274

JP Morgan Mortgage Trust
2.203% due 11/25/2033 ~		11	11
2.417% due 07/25/2035 ~		109	107
2.496% due 02/25/2035 ~		6	6
2.904% due 07/25/2035 ~		29	29

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		2,844	2,761

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •		10,200	9,839

MFA Trust
1.381% due 04/25/2065 ~		1,974	1,903
1.947% due 04/25/2065 ~		2,007	1,937

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~		5,000	4,200

Morgan Stanley Mortgage Loan Trust
2.784% due 08/25/2034 ~		237	234

Natixis Commercial Mortgage Securities Trust
2.274% due 08/15/2038 •		1,200	1,157

New York Mortgage Trust
1.670% due 08/25/2061 þ		5,818	5,343

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ		3,821	3,685

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		2,743	2,581

RBSSP Resecuritization Trust
1.517% due 04/26/2037 •		43	42

Residential Accredit Loans, Inc. Trust
2.044% due 04/25/2046 •		702	222

Residential Mortgage Securities PLC
2.040% due 06/20/2070 •	GBP	7,622	9,252

Structured Adjustable Rate Mortgage Loan Trust
2.543% due 02/25/2034 ~		$16	15

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.244% (US0001M + 0.620%) due 09/25/2045 ~		$275	$261

Towd Point Mortgage Funding
1.361% due 07/20/2045 •	GBP	10,488	12,750

WaMu Mortgage Pass-Through Certificates Trust
1.476% due 02/25/2046 •		$271	248
2.244% (US0001M + 0.620%) due 01/25/2045 ~		26	25
2.364% due 11/25/2034 •		423	393

Warwick Finance Residential Mortgages PLC
1.742% due 12/21/2049 •	GBP	834	1,014

Wells Fargo Mortgage-Backed Securities Trust
2.653% due 10/25/2037 ~		$2,083	1,989

Total Non-Agency Mortgage-Backed Securities (Cost $100,554)			95,510

ASSET-BACKED SECURITIES 27.4%

AASET Trust
2.798% due 01/15/2047		6,311	5,398

ACE Securities Corp. Home Equity Loan Trust
2.404% due 04/25/2034 •		262	248

ACREC Ltd.
2.762% due 10/16/2036 •		2,000	1,911

Ameriquest Mortgage Securities Trust
2.209% (US0001M + 0.585%) due 03/25/2036 ~		16	16

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.539% due 01/25/2035 •		3,558	3,488
2.644% (US0001M + 1.020%) due 01/25/2035 ~		1,269	1,214

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •		3,316	3,268

Aqueduct European CLO DAC
0.640% (EUR003M + 0.640%) due 07/20/2030 ~	EUR	6,755	6,977

Arbor Realty Commercial Real Estate Notes Ltd.
2.674% (US0001M + 1.350%) due 11/15/2036 ~		$7,600	7,368

Atrium Corp.
1.966% due 04/22/2027 •		5,295	5,218

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	6,832	7,046

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
1.824% due 12/25/2036 •		$15	$15
2.359% (US0001M + 0.735%) due 09/25/2035 ~		3,939	3,928
2.624% due 10/25/2037 •		20	20

BlueMountain Fuji EUR CLO DAC
0.830% (EUR003M + 0.830%) due 04/15/2034 ~	EUR	6,000	6,005

BlueMountain Fuji EUR CLO II DAC
0.650% due 07/15/2030 •		6,978	7,201

BlueMountain Fuji Eur CLO V DAC
0.910% due 01/15/2033 •		7,550	7,612

BNPP AM Euro CLO DAC
0.600% due 04/15/2031 •		1,800	1,833

Cairn CLO DAC
0.600% due 04/30/2031 •		5,997	6,202
0.670% due 01/31/2030 •		5,003	5,156

Centex Home Equity Loan Trust
2.584% due 10/25/2035 •		$4,279	4,190

CLNC Ltd.
2.874% (TSFR1M + 1.364%) due 08/20/2035 ~		11,072	10,851

Conseco Finance Corp.
6.530% due 02/01/2031 ~		1,133	1,020

Crestline Denali CLO Ltd.
2.324% due 10/23/2031 •		12,800	12,518

CVC Cordatus Loan Fund DAC
0.630% (EUR003M + 0.630%) due 09/15/2031 ~	EUR	4,500	4,610

ECAF Ltd.
3.473% due 06/15/2040		$122	79
4.947% due 06/15/2040		356	225

ECMC Group Student Loan Trust
2.374% due 02/27/2068 •		5,779	5,538

Gallatin CLO Ltd.
2.134% due 07/15/2031 •		8,880	8,698

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 •	EUR	3,200	3,258

GSAMP Trust
2.404% due 07/25/2045 •		$1,895	1,872

Harvest CLO DAC
0.630% (EUR003M + 0.630%) due 11/18/2029 ~	EUR	413	431
0.640% due 10/15/2031 •		7,500	7,678

Jubilee CLO DAC
0.519% (EUR003M + 0.800%) due 12/15/2029 ~		9,253	9,591

LCCM Trust
2.774% due 11/15/2038 •		$5,000	4,863

MACH Cayman Ltd.
3.474% due 10/15/2039		1,740	1,580

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	2,988	$3,068
0.690% due 12/15/2031 •		7,300	7,486

Marble Point CLO Ltd.
2.084% due 10/15/2030 •		$5,200	5,125

Merrill Lynch Mortgage Investors Trust
1.864% due 02/25/2037 •		147	50

METAL LLC
4.581% due 10/15/2042		1,951	1,538

Morgan Stanley ABS Capital, Inc. Trust
2.269% (US0001M + 0.645%) due 09/25/2035 ~		51	51
2.874% due 07/25/2037 •		7,000	6,366

Morgan Stanley Mortgage Loan Trust
2.344% (US0001M + 0.720%) due 04/25/2037 ~		93	34

Navient Student Loan Trust
2.674% (US0001M + 1.050%) due 12/27/2066 ~		12,419	12,268

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.509% due 09/25/2035 •		289	288

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	7,200	7,304

OZLM Ltd.
2.163% due 10/20/2031 •		$2,000	1,963

Pagaya AI Debt Selection Trust
1.150% due 05/15/2029		3,306	3,217

Palmer Square European Loan Funding DAC
0.720% due 10/15/2031 •	EUR	6,000	6,159

Palmer Square Loan Funding Ltd.
1.844% (US0003M + 0.800%) due 10/15/2029 ~		$7,771	7,629

PRET LLC
1.868% due 07/25/2051 þ		4,954	4,473

Progress Residential Trust
2.393% due 12/17/2040		2,100	1,846

Residential Asset Securities Corp. Trust
2.314% (US0001M + 0.460%) due 11/25/2035 ~		1,724	1,694
2.344% (US0001M + 0.480%) due 01/25/2036 ~		1,500	1,455
2.584% due 08/25/2035 •		6,189	6,077

S-Jets Ltd.
3.967% due 08/15/2042		4,065	3,579

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
2.404% due 02/25/2034 •		$7,946	$7,720

Segovia European CLO DAC
0.770% due 01/18/2031 •	EUR	1,049	1,081

Sound Point CLO Ltd.
2.084% (US0003M + 0.900%) due 01/23/2029 ~		$12,510	12,332
2.113% due 10/20/2028 •		7,730	7,637
2.164% due 07/25/2030 •		11,700	11,507

Starwood Commercial Mortgage Trust
2.723% (US0001M + 1.200%) due 04/18/2038 ~		7,800	7,701

Stonepeak ABS
2.301% due 02/28/2033		1,614	1,508

Structured Asset Investment Loan Trust
2.329% due 03/25/2034 •		1,815	1,716

Symphony CLO Ltd.
1.924% due 04/15/2028 •		4,930	4,887

Telos CLO Ltd.
1.994% due 04/17/2028 •		83	83

TICP CLO Ltd.
1.903% (US0003M + 0.840%) due 04/20/2028 ~		5,691	5,655

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	2,500	2,545

Towd Point Mortgage Trust
2.624% due 10/25/2059 •		$5,227	5,149

Venture CLO Ltd.
1.924% due 04/15/2027 •		16,779	16,598
1.963% due 10/20/2028 •		6,964	6,882
2.083% due 04/20/2029 •		15,851	15,645

Vertical Bridge Holdings LLC
3.706% due 02/15/2057		2,000	1,763

WAVE LLC
3.597% due 09/15/2044		2,110	1,729

Total Asset-Backed Securities (Cost $373,514)			350,934

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
1.750% due 07/13/2030	EUR	5,200	3,895

Total Sovereign Issues (Cost $6,130)			3,895

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 7.8%

BANKING & FINANCE 7.2%

American Express Co.
3.550% due 09/15/2026 •(c)	3,600,000	$2,938

Bank of America Corp.
5.875% due 03/15/2028 •(c)	6,700,000	5,891

CaixaBank SA
6.000% due 07/18/2022 •(c)(d)	400,000	420
6.750% due 06/13/2024 •(c)(d)	200,000	202

Capital Farm Credit ACA
5.000% due 03/15/2026 •(c)	4,700,000	4,218

Charles Schwab Corp.
4.000% due 12/01/2030 •(c)	11,900,000	9,175
4.895% (US0003M + 3.315%) due 09/01/2022 ~(c)	4,503,000	4,272
5.000% due 12/01/2027 •(c)	5,000,000	4,046
5.375% due 06/01/2025 •(c)	1,000,000	993

Citigroup, Inc.
3.875% due 02/18/2026 •(c)	5,300,000	4,412

CoBank ACB
4.250% due 01/01/2027 •(c)	2,000,000	1,716

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(c)	2,300,000	1,797

JPMorgan Chase & Co.
4.709% (US0003M + 3.470%) due 10/30/2022 ~(c)	15,109,000	14,346
5.000% due 08/01/2024 •(c)	3,600,000	3,179
5.597% (US0003M + 3.320%) due 10/01/2022 ~(c)	900,000	845

MetLife Capital Trust
7.875% due 12/15/2067	600,000	648

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(c)	5,000,000	3,809

State Street Corp.
5.625% due 12/15/2023 •(c)	14,000,000	12,670

Truist Financial Corp.
5.100% due 03/01/2030 •(c)	5,000,000	4,550

Wells Fargo & Co.
5.900% due 06/15/2024 •(c)	13,400,000	12,150

		92,277

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.6%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(c)	9,000,000	$7,919

Total Preferred Securities (Cost $114,463)		100,196

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS (f) 2.1%
		27,254

U.S. TREASURY BILLS 0.5%
1.507% due 08/18/2022 (a)(b)	$6,137	6,126

Total Short-Term Instruments (Cost $33,379)		33,380

Total Investments in Securities (Cost $1,789,392)		1,614,573

	SHARES
INVESTMENTS IN AFFILIATES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.7%

PIMCO Short-Term Floating NAV Portfolio III	3,505,505	34,017

Total Short-Term Instruments (Cost $34,028)		34,017

Total Investments in Affiliates (Cost $34,028)		34,017

Total Investments 128.7% (Cost $1,823,420)		$1,648,590

Financial Derivative Instruments (h)(j) 0.5% (Cost or Premiums, net $1,230)		6,679

Other Assets and Liabilities, net (29.2)%		(374,744)

Net Assets 100.0%		$1,280,525

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$5,500	$4,960	0.39%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,400	1,245	0.10
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	1,200	903	0.07
Morgan Stanley	0.000	04/02/2032	02/11/2020	6,064	4,372	0.34

				$14,164	$11,480	0.90%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$27,254	U.S. Treasury Notes 3.000% due 06/30/2024	$(27,799)	$27,254	$27,254

Total Repurchase Agreements						$(27,799)	$27,254	$27,254

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	1.170%	06/07/2022	07/07/2022	$(133,727)	$(133,831)
DEU	1.150	06/01/2022	07/15/2022	(22,337)	(22,358)
	1.180	06/02/2022	07/19/2022	(8,060)	(8,068)
	1.200	06/08/2022	07/13/2022	(7,177)	(7,183)

Total Reverse Repurchase Agreements					$(171,440)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(133,831)	$0	$(133,831)	$1,34,394	$563
DEU	0	(37,609)	0	(37,609)	37,531	(78)
FICC	27,254	0	0	27,254	(27,799)	(545)

Total Borrowings and Other Financing Transactions	$27,254	$(171,440)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(171,440)	$0	$0	$(171,440)

Total Borrowings	$0	$(171,440)	$0	$0	$(171,440)

Payable for reverse repurchase agreements					$(171,440)

(g)	Securities with an aggregate market value of $171,491 and cash of $434 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(259,498) at a weighted average interest rate of 0.292%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2022	250	$(29,633)	$121	$0	$(254)
U.S. Treasury 10-Year Ultra September Futures	09/2022	172	(21,909)	160	0	(228)

Total Futures Contracts				$281	$0	$(482)

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	1.061%		$3,700	$(140)	$135	$(5)	$0	$(3)
AT&T, Inc.	1.000	Quarterly	12/20/2026	1.227		700	10	(16)	(6)	0	(1)
Auchan Holding S.A.	1.000	Quarterly	12/20/2027	3.075	EUR	500	(29)	(23)	(52)	0	(4)
Bank of America Corp.	1.000	Quarterly	12/20/2022	0.502		$23,800	173	(110)	63	0	0
Barclays Bank PLC	1.000	Quarterly	12/20/2022	0.622	EUR	7,400	49	(33)	16	0	(3)
Boeing Co.	1.000	Quarterly	12/20/2026	2.445		$1,500	(7)	(78)	(85)	0	(2)
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.575	EUR	2,000	(8)	(53)	(61)	0	(14)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.697		2,000	(11)	(68)	(79)	0	(16)
Citigroup, Inc.	1.000	Quarterly	12/20/2022	0.587		$20,000	145	(100)	45	0	(2)
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	1.046		3,500	(44)	40	(4)	0	(3)
General Electric Co.	1.000	Quarterly	12/20/2023	0.844		5,800	(201)	216	15	0	(2)
General Electric Co.	1.000	Quarterly	06/20/2024	0.920		3,400	(5)	11	6	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.096		1,400	(22)	19	(3)	0	(2)
General Electric Co.	1.000	Quarterly	06/20/2026	1.530		400	3	(11)	(8)	0	0
JPMorgan Chase & Co.	1.000	Quarterly	12/20/2022	0.505		20,000	149	(96)	53	0	(1)
Morgan Stanley	1.000	Quarterly	12/20/2022	0.568		3,200	22	(15)	7	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	1.643	EUR	1,700	5	(67)	(62)	0	(10)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	1.198		$1,400	32	(43)	(11)	0	(2)

							$121	$(292)	$(171)	$0	$(65)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$4,000	$99	$(81)	$18	$0	$(1)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	3,600	80	(71)	9	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	74,300	863	(864)	(1)	0	(14)

					$1,042	$(1,016)	$26	$0	$(16)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	0.980%	Semi-Annual	02/26/2024	CAD	232,300	$217	$(7,626)	$(7,409)	$128	$0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		107,000	6	(3,621)	(3,615)	58	0
Pay	CPURNSA	2.597	Maturity	07/09/2026		6,000	0	(431)	(431)	22	0
Pay	CPURNSA	2.573	Maturity	07/13/2026		6,000	0	(434)	(434)	22	0

							$223	$(12,112)	$(11,889)	$230	$0

Total Swap Agreements							$1,386	$(13,420)	$(12,034)	$230	$(81)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange- Traded or Centrally Cleared	$0	$0	$230	$230	$0	$(482)	$(81)	$(563)

(i)

Securities with an aggregate market value of $17,665 and cash of $27,836 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2022		GBP	50,793	$		64,222	$2,392	$0
	07/2022	$		7,275		DKK	51,146	0	(68)
	08/2022		DKK	51,042	$		7,275	70	0
BPS	07/2022		CAD	2,700			2,120	27	(5)
	07/2022		MXN	11,314			541	0	(22)
	07/2022	$		1,101		CAD	1,427	7	0
	07/2022			115,320		EUR	109,607	0	(457)
	07/2022			563		MXN	11,314	0	0
	08/2022		EUR	108,169	$		113,980	415	0
	08/2022		IDR	1,754,566			119	1	0
	08/2022		INR	3,984			51	1	0
	08/2022	$		54		ZAR	862	0	(1)

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2022		MXN	11,314	$		555	$0	$(1)
	09/2022	$		217		TWD	6,017	0	(13)
	11/2022			38		ZAR	608	0	(1)
BRC	07/2022			1,699		GBP	1,392	0	(5)
	08/2022		IDR	1,930,415	$		130	1	0
DUB	07/2022		DKK	67,609			10,012	486	0
	07/2022	$		336		PLN	1,465	0	(9)
	08/2022			11		TWD	314	0	0
	12/2022			38		ZAR	595	0	(2)
GLM	05/2023			7			123	0	0
HUS	07/2022		AUD	438	$		316	14	0
	07/2022		CAD	3,339			2,645	51	0
	07/2022	$		302		AUD	438	1	0
	08/2022		AUD	438	$		302	0	(1)
	08/2022		IDR	1,128,241			77	1	0
JPM	08/2022			2,564,705			174	2	0
	08/2022	$		73		KRW	93,395	0	(1)
	08/2022			555		SGD	763	0	(6)
	08/2022			124		TWD	3,663	0	(1)
	09/2022			256			7,125	0	(16)
MYI	07/2022		DKK	235,618	$		34,962	1,764	0
	07/2022	$		35,822		DKK	252,074	0	(307)
	08/2022		DKK	10,712	$		1,526	14	0
	08/2022		IDR	2,171,642			147	2	0
	08/2022		INR	6,691			86	1	0
	08/2022	$		95		KRW	120,881	0	(2)
	08/2022			37		TWD	1,089	0	0
	09/2022			104			2,908	0	(6)
RYL	07/2022		CAD	1,070	$		852	20	0
SCX	07/2022	$		1,513		EUR	1,451	8	0
	11/2022		COP	2,774,539	$		653	0	0
SOG	07/2022		EUR	111,058			119,366	2,983	0
	07/2022	$		60,121		GBP	49,401	15	0
	08/2022		GBP	49,401	$		60,149	0	(16)
TOR	07/2022	$		2,054		CAD	2,634	0	(8)
	08/2022		CAD	2,634	$		2,054	8	0

Total Forward Foreign Currency Contracts								$8,284	$(948)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	1.870%	$3,000	$(52)	$(9)	$0	$(61)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.608	200	(6)	4	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.870	2,200	(34)	(10)	0	(44)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.801	2,300	(21)	26	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	1,700	(14)	7	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPM	Mexico Government International Bond	1.000%	Quarterly	06/20/2026	1.503%	$600	$(5)	$(6)	$0	$(11)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	1,400	(12)	6	0	(6)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.406	200	(3)	0	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.642	2,000	6	(58)	0	(52)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.751	4,300	(15)	(128)	0	(143)

Total Swap Agreements							$(156)	$(168)	$5	$(329)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$2,462	$0	$0	$2,462	$(68)	$0	$0	$(68)	$2,394	$(2,597)	$(203)
BPS	451	0	0	451	(500)	0	0	(500)	(49)	0	(49)
BRC	1	0	0	1	(5)	0	0	(5)	(4)	0	(4)
CBK	0	0	0	0	0	0	(61)	(61)	(61)	0	(61)
DUB	486	0	0	486	(11)	0	0	(11)	475	(290)	185
GST	0	0	5	5	0	0	(53)	(53)	(48)	0	(48)
HUS	67	0	0	67	(1)	0	0	(1)	66	0	66
JPM	2	0	0	2	(24)	0	(11)	(35)	(33)	238	205
MYC	0	0	0	0	0	0	(204)	(204)	(204)	(10)	(214)
MYI	1,781	0	0	1,781	(315)	0	0	(315)	1,466	(1,480)	(14)
RYL	20	0	0	20	0	0	0	0	20	0	20
SCX	8	0	0	8	0	0	0	0	8	0	8
SOG	2,998	0	0	2,998	(16)	0	0	(16)	2,982	(3,380)	(398)
TOR	8	0	0	8	(8)	0	0	(8)	0	0	0

Total Over the Counter	$8,284	$0	$5	$8,289	$(948)	$0	$(329)	$(1,277)

(k)

Securities with an aggregate market value of $238 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$230	$230

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,284	$0	$8,284
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$8,284	$0	$8,289

	$0	$5	$0	$8,284	$230	$8,519

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$482	$482
Swap Agreements	0	81	0	0	0	81

	$0	$81	$0	$0	$482	$563

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$948	$0	$948
Swap Agreements	0	329	0	0	0	329

	$0	$329	$0	$948	$0	$1,277

	$0	$410	$0	$948	$482	$1,840

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,318)	$(4,318)
Swap Agreements	0	127	0	0	453	580

	$0	$127	$0	$0	$(3,865)	$(3,738)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,352	$0	$12,352
Purchased Options	0	0	0	0	397	397
Written Options	0	243	0	0	(352)	(109)
Swap Agreements	0	725	0	0	0	725

	$0	$968	$0	$12,352	$45	$13,365

	$0	$1,095	$0	$12,352	$(3,820)	$9,627

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,181)	$(1,181)
Swap Agreements	0	(2,087)	0	0	(7,591)	(9,678)

	$0	$(2,087)	$0	$0	$(8,772)	$(10,859)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,799	$0	$11,799
Written Options	0	(97)	0	0	(18)	(115)
Swap Agreements	0	(796)	0	0	0	(796)

	$0	$(893)	$0	$11,799	$(18)	$10,888

	$0	$(2,980)	$0	$11,799	$(8,790)	$29

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$16,980	$0	$16,980
Corporate Bonds & Notes
Banking & Finance	0	329,897	0	329,897
Industrials	0	173,304	0	173,304
Utilities	0	36,572	0	36,572
Municipal Bonds & Notes
California	0	9,301	0	9,301
Illinois	0	1,318	0	1,318
Michigan	0	11,849	0	11,849
New Jersey	0	3,903	0	3,903
New York	0	8,707	0	8,707
Virginia	0	3,695	0	3,695
West Virginia	0	8,245	0	8,245
U.S. Government Agencies	0	228,357	0	228,357
U.S. Treasury Obligations	0	198,530	0	198,530
Non-Agency Mortgage-Backed Securities	0	95,510	0	95,510
Asset-Backed Securities	0	350,934	0	350,934
Sovereign Issues	0	3,895	0	3,895
Preferred Securities
Banking & Finance	0	92,277	0	92,277
Industrials	0	7,919	0	7,919
Short-Term Instruments
Repurchase Agreements	0	27,254	0	27,254
U.S. Treasury Bills	0	6,126	0	6,126

	$0	$1,614,573	$0	$1,614,573

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$34,017	$0	$0	$34,017

Total Investments	$34,017	$1,614,573	$0	$1,648,590

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	230	0	230
Over the counter	0	8,289	0	8,289

	$0	$8,519	$0	$8,519

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(563)	0	(563)
Over the counter	0	(1,277)	0	(1,277)

	$0	$(1,840)	$0	$(1,840)

Total Financial Derivative Instruments	$0	$6,679	$0	$6,679

Totals	$34,017	$1,621,252	$0	$1,655,269

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.3%

CORPORATE BONDS & NOTES 101.3%

BANKING & FINANCE 54.4%

AerCap Ireland Capital DAC
1.650% due 10/29/2024 (f)		$1,200	$1,109
4.500% due 09/15/2023 (f)		1,000	996

Air Lease Corp.
2.750% due 01/15/2023 (f)		1,300	1,291

Ally Financial, Inc.
1.450% due 10/02/2023 (f)		1,000	967

American Tower Corp.
3.375% due 05/15/2024 (f)		1,200	1,183

Aozora Bank Ltd.
2.550% due 09/09/2022 (f)		1,300	1,299

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		400	401

Banco Santander SA
3.892% due 05/24/2024		1,000	996

Barclays PLC
2.791% (US0003M + 1.380%) due 05/16/2024 ~(f)		700	700
3.917% (BBSW3M + 2.150%) due 06/26/2024 ~	AUD	500	352
4.338% due 05/16/2024 •(f)		$1,600	1,600

BOC Aviation Ltd.
2.750% due 09/18/2022		300	300

BPCE SA
1.652% due 10/06/2026 •(f)		1,000	897

Citigroup, Inc.
3.035% (SOFRRATE + 1.528%) due 03/17/2026 ~(d)(f)		2,000	1,988

Corebridge Financial, Inc.
3.500% due 04/04/2025		1,700	1,653
3.650% due 04/05/2027		400	376

Credit Suisse Group AG
2.961% (US0003M + 1.240%) due 06/12/2024 ~(f)		700	701

Danske Bank AS
1.171% due 12/08/2023 •(f)		800	790
2.781% (US0003M + 1.060%) due 09/12/2023 ~(f)		2,400	2,402

Deutsche Bank AG
0.962% due 11/08/2023 (f)		2,000	1,917
2.222% due 09/18/2024 •(f)		500	482

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		15	14

First Abu Dhabi Bank PJSC
2.221% (US0003M + 0.850%) due 08/08/2023 ~(f)		1,000	1,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Five Corners Funding Trust
4.419% due 11/15/2023 (f)		$500	$503

Ford Motor Credit Co. LLC
4.250% due 09/20/2022 (f)		1,400	1,400

FS KKR Capital Corp.
1.650% due 10/12/2024 (f)		1,200	1,068

GA Global Funding Trust
1.250% due 12/08/2023 (f)		2,200	2,113
1.625% due 01/15/2026		400	363

HSBC Holdings PLC
2.100% (BBSW3M + 1.100%) due 02/16/2024 ~	AUD	1,400	966
3.101% (US0003M + 1.380%) due 09/12/2026 ~(f)		$2,070	2,056

ING Groep NV
3.869% due 03/28/2026 •(f)		1,600	1,570

LeasePlan Corp. NV
2.875% due 10/24/2024 (f)		2,100	2,013

Lloyds Banking Group PLC
2.636% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	1,000	685

Nationwide Building Society
4.363% due 08/01/2024 •(f)		$2,000	2,003

Natwest Group PLC
4.519% due 06/25/2024 •(f)		900	898

Nissan Motor Acceptance Co. LLC
1.671% (US0003M + 0.650%) due 07/13/2022 ~(f)		1,000	1,000
2.924% due 09/28/2022 •(f)		1,300	1,296
2.924% due 09/28/2022 •		100	100

Nomura Holdings, Inc.
1.851% due 07/16/2025 (f)		600	550
2.329% due 01/22/2027 (f)		1,700	1,507

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		700	698
5.250% due 08/15/2022 (f)		1,200	1,200

QNB Finance Ltd.
2.447% (BBSW3M + 1.750%) due 02/01/2023 ~	AUD	1,500	1,040
3.346% (US0003M + 1.250%) due 03/21/2024 ~		$1,000	1,006

Scentre Group Trust
3.500% due 02/12/2025 (f)		800	778

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022 (f)		300	300
3.550% due 04/15/2024 (f)		300	292

Societe Generale SA
1.488% due 12/14/2026 •(f)		1,900	1,679
2.625% due 01/22/2025 (f)		800	761

Standard Chartered PLC
1.319% due 10/14/2023 •(f)		300	298
3.253% (SOFRRATE + 1.740%) due 03/30/2026 ~(f)		2,200	2,201

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stellantis Finance U.S., Inc.
1.711% due 01/29/2027 (f)	$800	$696

UBS Group AG
4.488% due 05/12/2026 •(f)	700	698

VICI Properties LP
4.375% due 05/15/2025	300	293

		55,445

INDUSTRIALS 41.2%

7-Eleven, Inc.
0.950% due 02/10/2026 (f)	1,000	884

BAT Capital Corp.
3.222% due 08/15/2024 (f)	2,600	2,530
3.557% due 08/15/2027 (f)	400	366

Berry Global, Inc.
0.950% due 02/15/2024	600	569
1.570% due 01/15/2026 (f)	1,200	1,072
4.875% due 07/15/2026 (f)	600	574

Boeing Co.
1.433% due 02/04/2024 (f)	4,000	3,824
4.508% due 05/01/2023 (f)	500	501

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (f)	1,100	1,097

Broadcom, Inc.
2.250% due 11/15/2023 (f)	200	195
3.459% due 09/15/2026	900	864

CenterPoint Energy Resources Corp.
0.700% due 03/02/2023	300	294
2.111% (US0003M + 0.500%) due 03/02/2023 ~(f)	200	199

Charter Communications Operating LLC
2.936% (US0003M + 1.650%) due 02/01/2024 ~(f)	2,200	2,218
4.500% due 02/01/2024	300	302

Citrix Systems, Inc.
1.250% due 03/01/2026 (f)	400	387

DAE Funding LLC
1.550% due 08/01/2024 (f)	600	562

Dell International LLC
5.450% due 06/15/2023 (f)	165	167

Delta Air Lines, Inc.
7.375% due 01/15/2026 (f)	500	501

Energy Transfer LP
5.000% due 10/01/2022 (f)	2,000	2,003

Gilead Sciences, Inc.
1.200% due 10/01/2027 (f)	700	604

Global Payments, Inc.
1.200% due 03/01/2026 (f)	700	618

HCA, Inc.
5.000% due 03/15/2024 (f)	1,000	1,005

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital America
1.150% due 11/10/2022 (f)		$700	$695
2.850% due 11/01/2022		300	299

Imperial Brands Finance PLC
3.125% due 07/26/2024 (f)		650	630

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025 (f)		1,000	903

Kansas City Southern
3.000% due 05/15/2023 (f)		1,500	1,496

Lennar Corp.
4.500% due 04/30/2024 (f)		400	399

Magallanes, Inc.
3.638% due 03/15/2025 (f)		700	679

Nissan Motor Co. Ltd.
3.043% due 09/15/2023 (f)		1,000	984

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023 (f)		1,000	1,012

Petronas Energy Canada Ltd.
2.112% due 03/23/2028 (f)		1,000	902

Renesas Electronics Corp.
1.543% due 11/26/2024 (f)		1,700	1,589

Rogers Communications, Inc.
2.950% due 03/15/2025 (f)		1,500	1,450

Saudi Arabian Oil Co.
1.250% due 11/24/2023		1,100	1,065
2.875% due 04/16/2024 (f)		1,000	982

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (f)		1,100	1,033

TD SYNNEX Corp.
1.250% due 08/09/2024 (f)		2,000	1,868

Transurban Queensland Finance Pty. Ltd.
3.793% (BBSW3M + 2.050%) due 12/16/2024 ~	AUD	1,500	1,060

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024 (f)		$800	802
4.950% due 09/15/2028		300	290

Woodside Finance Ltd.
3.650% due 03/05/2025 (f)		1,500	1,475
3.700% due 09/15/2026 (f)		1,000	965

			41,914

UTILITIES 5.7%

AES Corp.
1.375% due 01/15/2026 (f)		1,300	1,148

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		1,500	1,520

Pacific Gas & Electric Co.
2.100% due 08/01/2027		200	168
2.950% due 03/01/2026 (f)		100	91

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 06/15/2023 (f)		$100	$99
3.400% due 08/15/2024 (f)		200	192
3.850% due 11/15/2023		100	99
4.950% due 06/08/2025		500	491

Sprint Communications, Inc.
6.000% due 11/15/2022 (f)		300	302

System Energy Resources, Inc.
2.140% due 12/09/2025 (f)		1,700	1,580

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025 (f)		100	98

			5,788

Total Corporate Bonds & Notes (Cost $107,836)			103,147

MUNICIPAL BONDS & NOTES 0.9%

ILLINOIS 0.3%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023		300	307

PENNSYLVANIA 0.6%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.314% (US0003M) due 10/25/2036 ~		574	567

Total Municipal Bonds & Notes (Cost $866)			874

U.S. GOVERNMENT AGENCIES 9.6%

Fannie Mae
0.875% due 12/18/2026 (f)		5,000	4,499

Federal Home Loan Bank
1.020% due 02/24/2027 (f)		4,000	3,608

Freddie Mac
1.000% due 09/15/2044 (f)		1,715	1,530
3.443% (TSFR1M + 2.164%) due 07/15/2035 ~		125	125

Ginnie Mae
1.483% due 08/20/2061 •		1	1
2.045% due 10/20/2037 •		21	21

Total U.S. Government Agencies (Cost $10,869)			9,784

NON-AGENCY MORTGAGE-BACKED SECURITIES 27.9%

AREIT Trust
3.508% due 04/15/2037 •		$37	$36

Avon Finance PLC
1.690% due 09/20/2048 •	GBP	673	815

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
2.496% due 09/20/2034 ~		$17	$17

Bear Stearns Adjustable Rate Mortgage Trust
2.066% due 04/25/2033 ~		11	11
2.086% due 01/25/2034 ~		3	3
2.854% due 11/25/2034 ~		20	18

Brass PLC
2.111% (US0003M + 0.700%) due 11/16/2066 ~		47	47

BWAY Mortgage Trust
2.574% due 09/15/2036 •		1,400	1,348

BX Commercial Mortgage Trust
2.024% due 01/15/2034 •		1,200	1,155

BXMT Ltd.
2.288% (SOFR30A + 1.514%) due 11/15/2037 ~		1,100	1,089

Citigroup Mortgage Loan Trust
1.776% due 05/25/2051 •		970	906
2.470% due 10/25/2035 •		2	2

Countrywide Alternative Loan Trust
1.944% due 07/25/2036 •		1	2

Credit Suisse First Boston Mortgage Securities Corp.
2.857% due 06/25/2033 ~		6	5
6.500% due 04/25/2033		18	17

DROP Mortgage Trust
2.470% (US0001M + 1.150%) due 10/15/2043 ~		1,500	1,450

Extended Stay America Trust
2.405% (US0001M + 1.080%) due 07/15/2038 ~		1,292	1,262

GCAT Trust
1.348% due 05/25/2066 ~		637	561
1.503% due 05/25/2066 ~		637	556

GCT Commercial Mortgage Trust
2.124% due 02/15/2038 •		200	194

Gemgarto PLC
1.355% (SONIO/N + 0.590%) due 12/16/2067 ~	GBP	1,568	1,891

GS Mortgage-Backed Securities Trust
1.776% (SOFR30A + 0.850%) due 12/25/2051 ~		$457	427
1.776% (SOFR30A + 0.850%) due 02/25/2052 ~		1,366	1,275

GSR Mortgage Loan Trust
2.938% due 09/25/2035 ~		2	2
4.446% due 08/25/2033 •		42	41

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgage Funding PLC
1.703% due 05/25/2053 •	GBP	617	$750

Impac CMB Trust
2.264% due 03/25/2035 •		$159	149
2.624% (US0001M + 1.000%) due 07/25/2033 ~		96	96

JP Morgan Chase Commercial Mortgage Securities Trust
2.774% (US0001M + 1.450%) due 12/15/2031 ~		530	525

JP Morgan Mortgage Trust
2.358% due 04/25/2035 ~		40	40
2.490% due 02/25/2034 ~		16	16
2.496% due 02/25/2035 ~		1	1
2.768% due 09/25/2034 ~		5	5
2.826% due 06/25/2035 ~		2	2

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		639	639

LUXE Commercial Mortgage Trust
2.374% due 10/15/2038 •		1,400	1,350

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.804% due 06/15/2030 •		6	6
2.610% due 10/20/2029 •		6	6

Merrill Lynch Mortgage Investors Trust
2.084% (US0001M + 0.460%) due 04/25/2029 ~		2	2
2.264% (US0001M + 0.640%) due 10/25/2028 ~		2	2
2.820% due 02/25/2035 ~		58	56

MF1 Multifamily Housing Mortgage Loan Trust
2.298% due 07/15/2036 •		703	694

MFA Trust
1.131% due 07/25/2060 ~		697	645
1.381% due 04/25/2065 ~		197	190

Morgan Stanley Mortgage Loan Trust
2.726% due 11/25/2034 ~		2	2

Morgan Stanley Residential Mortgage Loan Trust
1.434% (SOFR30A + 0.850%) due 09/25/2051 ~		181	169

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		441	427
2.750% due 07/25/2059 ~		565	548
2.750% due 11/25/2059 ~		568	545
3.500% due 12/25/2057 ~		653	639

NYO Commercial Mortgage Trust
2.420% due 11/15/2038 •		1,300	1,246

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PFP Ltd.
2.509% due 08/09/2037 •		$1,400	$1,334

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		411	387

Prime Mortgage Trust
2.024% (US0001M + 0.400%) due 02/25/2034 ~		3	3

RESIMAC Bastille Trust
1.450% due 02/03/2053 •		889	881

Sequoia Mortgage Trust
2.295% due 10/19/2026 •		31	30
2.355% due 10/20/2027 •		5	4

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~	GBP	161	194

Structured Asset Mortgage Investments Trust
2.175% due 07/19/2034 •		$21	20
2.255% due 09/19/2032 •		4	4
3.905% due 06/25/2029 ~		3	3

Thornburg Mortgage Securities Trust
2.182% due 04/25/2045 ~		9	9
2.264% due 09/25/2043 •		3	3

Towd Point Mortgage Funding PLC
1.605% (SONIO/N + 1.144%) due 10/20/2051 ~	GBP	245	298

Trinity Square PLC
1.300% (SONIO/N + 0.850%) due 07/15/2059 ~		1,853	2,242

WaMu Mortgage Pass-Through Certificates Trust
1.876% (12MTA + 1.400%) due 06/25/2042 ~		$2	2
2.164% due 12/25/2045 •		88	85
2.204% due 10/25/2045 •		14	13
2.364% due 11/25/2034 •		34	32
2.424% due 06/25/2044 •		11	11

Wells Fargo Commercial Mortgage Trust
2.105% (US0001M + 0.850%) due 12/13/2031 ~		1,000	984

Total Non-Agency Mortgage-Backed Securities (Cost $30,078)			28,419

ASSET-BACKED SECURITIES 38.3%

522 Funding CLO Ltd.
2.103% due 10/20/2031 •		600	586

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		129	127

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Money Management Corp. CLO Ltd.
2.018% due 04/14/2029 •		$121	$121

Amortizing Residential Collateral Trust
2.624% due 10/25/2034 •		138	134

Apex Credit CLO Ltd.
3.086% due 09/20/2029 •		568	560

Apidos CLO
1.974% due 07/17/2030 •		400	394

Bear Stearns Asset-Backed Securities Trust
2.424% due 10/27/2032 •		23	22
2.749% due 03/25/2035 •		1,000	987
2.824% due 01/25/2045 •		134	135

Blackrock European CLO DAC
0.620% (EUR003M + 0.620%) due 10/15/2031 ~	EUR	2,000	2,027

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		800	819

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •		700	721

Carlyle U.S. CLO Ltd.
2.063% (US0003M + 1.000%) due 04/20/2031 ~		$1,300	1,276

Carrington Mortgage Loan Trust
2.183% due 10/20/2029 •		875	864

Chase Funding Trust
2.364% (US0001M + 0.740%) due 10/25/2032 ~		45	43

Countrywide Asset-Backed Certificates Trust
2.344% due 05/25/2036 •		396	391

Delta Funding Home Equity Loan Trust
2.144% due 09/15/2029 •		5	4

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		1,134	1,030

Finance America Mortgage Loan Trust
2.449% due 08/25/2034 •		99	96

First Franklin Mortgage Loan Trust
1.944% due 04/25/2036 •		1,092	1,055

FirstKey Homes Trust
1.266% due 10/19/2037		496	458

Ford Auto Securitization Trust
0.887% due 08/15/2024	CAD	1,069	822

GoldenTree Loan Management U.S. CLO Ltd.
1.973% due 11/20/2030 •		$1,300	1,272

GSAMP Trust
2.144% due 06/25/2036 •		541	524

Halseypoint Clo Ltd.
2.163% due 07/20/2031 •		900	890

Harvest CLO DAC
1.040% due 07/15/2031	EUR	400	397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HERA Commercial Mortgage Ltd.
2.662% due 02/18/2038 •		$900	$885

Jubilee CLO DAC
0.610% (EUR003M + 0.610%) due 04/15/2030 ~	EUR	1,200	1,242

LCM LP
2.103% (US0003M + 1.040%) due 10/20/2027 ~		$99	98

LCM Ltd.
2.143% (US0003M + 1.080%) due 04/20/2031 ~		250	244

MF1 Ltd.
2.692% due 10/16/2036 •		100	96
3.148% (TSFR1M + 1.814%) due 11/15/2035 ~		600	598

MidOcean Credit CLO
2.269% due 01/29/2030 •		1,411	1,393

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		625	586
1.690% due 05/15/2069		1,112	1,043

New Century Home Equity Loan Trust
2.554% (US0001M + 0.930%) due 11/25/2034 ~		592	563

NovaStar Mortgage Funding Trust
2.284% due 01/25/2036 •		681	673

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	500	507

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •		277	287

Palmer Square Loan Funding Ltd.
2.084% due 10/24/2027 •		$371	369
2.278% due 02/20/2028 •		349	347

PFS Financing Corp.
0.930% due 08/15/2024		200	200

PRET LLC
2.487% due 07/25/2051 þ		903	848

RAAC Trust
2.449% due 01/25/2046 •		543	530

Securitized Asset-Backed Receivables LLC Trust
2.299% due 01/25/2035 •		315	294

SLM Student Loan Trust
1.934% due 04/25/2023 •		534	520
2.379% (US0003M + 0.550%) due 12/15/2025 ~		50	49
2.684% due 04/25/2023 •		310	310
2.884% (US0003M + 1.700%) due 07/25/2023 ~		252	251

SMB Private Education Loan Trust
1.924% due 03/17/2053 •		155	151

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.474% (US0001M + 0.850%) due 09/15/2054 ~		$3,662	$3,586

SoFi Professional Loan Program LLC
3.020% due 02/25/2040		77	76

TCW CLO Ltd.
2.154% (US0003M + 0.970%) due 04/25/2031 ~		1,300	1,272

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	500	509

Towd Point Asset Trust
2.312% due 11/20/2061 •		$384	379

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		1,163	1,082
2.624% (US0001M + 1.000%) due 05/25/2058 ~		553	547
2.624% due 10/25/2059 •		479	472
2.710% due 01/25/2060 ~		380	366
3.750% due 05/25/2058 ~		733	718

Venture CLO Ltd.
2.083% due 04/20/2029 •		520	513
2.163% (US0003M + 1.100%) due 01/20/2029 ~		299	296

Voya CLO Ltd.
2.044% (US0003M + 1.000%) due 10/15/2030 ~		1,400	1,376

Total Asset-Backed Securities (Cost $40,951)			39,031

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

JPMorgan Chase & Co.
4.709% (US0003M + 3.470%) due 10/30/2022 ~(c)		440,000	418

Total Preferred Securities (Cost $440)			418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (e) 0.7%

			$695

ISRAEL TREASURY BILLS 1.2%
(0.020)% due 12/07/2022 (a)(b)	ILS	4,100	1,171

Total Short-Term Instruments (Cost $2,018)			1,866

Total Investments in Securities (Cost $193,058)			183,539

		SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III		63,646	618

Total Short-Term Instruments (Cost $618)			618

Total Investments in Affiliates (Cost $618)			618

Total Investments 180.9% (Cost $193,676)			$184,157

Financial Derivative Instruments (g)(h) 0.2% (Cost or Premiums, net $(2,541))			246

Other Assets and Liabilities, net (81.1)%			(82,618)

Net Assets 100.0%			$101,785

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Zero coupon security.

(b)	Coupon represents a yield to maturity.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.035%	03/17/2026	03/10/2022	$2,000	$1,988	1.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$695	U.S. Treasury Notes 3.000% due 06/30/2024	$(709)	$695	$695

Total Repurchase Agreements						$(709)	$695	$695

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	1.900%	06/17/2022	TBD	(3)	$(1,782)	$(1,784)
	2.000	06/17/2022	TBD	(3)	(4,103)	(4,106)
BRC	2.070	06/17/2022	TBD	(3)	(399)	(399)
FBF	1.750	06/17/2022	TBD	(3)	(935)	(935)
FOB	1.750	06/17/2022	TBD	(3)	(9,447)	(9,453)
NOM	1.750	06/17/2022	TBD	(3)	(1,192)	(1,193)
RCY	1.650	06/17/2022	07/08/2022		(1,470)	(1,471)
RDR	1.750	06/17/2022	TBD	(3)	(2,531)	(2,533)
SOG	1.740	06/17/2022	TBD	(3)	(5,748)	(5,752)
	1.750	06/17/2022	TBD	(3)	(6,460)	(6,464)
	1.820	06/17/2022	TBD	(3)	(4,566)	(4,570)
TDM	1.740	06/17/2022	TBD	(3)	(8,419)	(8,424)

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	1.750%	06/17/2022	TBD	(3)	$(25,036)	$(25,052)
	1.760	06/17/2022	TBD	(3)	(1,862)	(1,864)
UBS	1.750	06/17/2022	TBD	(3)	(4,371)	(4,374)
	1.770	06/17/2022	TBD	(3)	(2,810)	(2,812)
	1.780	06/17/2022	TBD	(3)	(933)	(934)

Total Reverse Repurchase Agreements						$(82,120)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BPG	1.660%	06/29/2022	07/06/2022	$(6,251)	$(6,252)

Total Sale-Buyback Transactions					$(6,252)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(5,890)	$0	$(5,890)	$6,301	$411
BRC	0	(399)	0	(399)	470	71
FBF	0	(935)	0	(935)	982	47
FICC	695	0	0	695	(709)	(14)
FOB	0	(9,453)	0	(9,453)	10,146	693
NOM	0	(1,193)	0	(1,193)	1,251	58
RCY	0	(1,471)	0	(1,471)	1,530	59
RDR	0	(2,533)	0	(2,533)	2,661	128
SOG	0	(16,786)	0	(16,786)	18,256	1,470
TDM	0	(35,340)	0	(35,340)	37,194	1,854
UBS	0	(8,120)	0	(8,120)	8,828	708

Master Securities Forward Transaction Agreement
BPG	0	0	(6,252)	(6,252)	6,213	(39)

Total Borrowings and Other Financing Transactions	$695	$(82,120)	$(6,252)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(80,649)	$(80,649)
U.S. Government Agencies	0	(1,471)	0	0	(1,471)

Total	$0	$(1,471)	$0	$(80,649)	$(82,120)

Sale-Buyback Transactions
U.S. Government Agencies	0	(6,252)	0	0	(6,252)

Total	$0	$(6,252)	$0	$0	$(6,252)

Total Borrowings	$0	$(7,723)	$0	$(80,649)	$(88,372)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(88,372)

(f)	Securities with an aggregate market value of $93,761 and cash of $71 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(209,746) at a weighted average interest rate of 0.426%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2022	60	$12,601	$36	$22	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond September Futures	09/2022	4	$(4,381)	$15	$1	$(4)
U.S. Treasury 5-Year Note September Futures	09/2022	588	(66,003)	284	0	(338)
U.S. Treasury 10-Year Note September Futures	09/2022	66	(7,823)	62	0	(54)
U.S. Treasury 10-Year Ultra September Futures	09/2022	172	(21,909)	155	0	(168)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	21	(3,241)	66	0	(24)

				$582	$1	$(588)

Total Futures Contracts				$618	$23	$(588)

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$600	$(14)	$12	$(2)	$0	$0
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026	27,300	(684)	627	(57)	8	0
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026	25,000	(612)	550	(62)	4	0
CDX.IG-38 5-Year Index	(1.000)	Quarterly	06/20/2027	1,100	(1)	1	0	0	0

					$(1,311)	$1,190	$(121)	$12	$0

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$7,400	$(3)	$2	$(1)	$0	$(2)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	5,700	0	0	0	0	(1)

					$(3)	$2	$(1)	$0	$(3)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(4)	1-Day USD-SOFR Compounded-OIS	2.707%	Annual	03/31/2024	$106,100	$52	$(553)	$(501)	$276	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.594	Annual	05/18/2024	27,700	(49)	(107)	(156)	57	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Annual	06/15/2025	21,400	(1,240)	(26)	(1,266)	101	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023	37,800	12	(1,101)	(1,089)	24	0

						$(1,225)	$(1,787)	$(3,012)	$458	$0

Total Swap Agreements						$(2,539)	$(595)	$(3,134)	$470	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$23	$470	$493	$0	$(588)	$(3)	$(591)

Cash of $4,555 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2022		CAD	802	$		635	$12	$0
	07/2022		GBP	5,308			6,711	250	0
	07/2022		JPY	6,500			48	0	0
BPS	07/2022	$		159		CAD	206	1	0
	07/2022			8,893		EUR	8,455	0	(33)
	07/2022			145		JPY	19,200	0	(3)
	08/2022		EUR	8,455	$		8,909	33	0
	08/2022		GBP	5,146			6,253	0	(15)
	08/2022	$		2,968		JPY	402,533	4	0
BRC	07/2022			199		GBP	162	0	(2)
DUB	08/2022			1,116		AUD	1,556	0	(42)
JPM	07/2022		JPY	6,300	$		47	0	0
	07/2022	$		112		JPY	14,900	0	(2)
	12/2022		ILS	4,101	$		1,330	142	0
MYI	07/2022		EUR	1,030			1,108	29	0
SCX	07/2022			7,425			7,954	173	0
	07/2022	$		4,588		JPY	589,463	0	(244)
	08/2022			1,516			205,617	2	0
TOR	07/2022		CAD	464	$		362	1	0
	07/2022	$		383		CAD	491	0	(1)
	08/2022		AUD	2,643	$		1,863	38	0
	08/2022		CAD	491			383	1	0

Total Forward Foreign Currency Contracts								$686	$(342)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200%	07/20/2022	1,000	$(2)	$0

Total Written Options						$(2)	$0

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral Pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$262	$0	$0	$262	$0	$0	$0	$0	$262	$(270)	$(8)
BPS	38	0	0	38	(51)	0	0	(51)	(13)	0	(13)
BRC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
DUB	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)
JPM	142	0	0	142	(2)	0	0	(2)	140	0	140
MYI	29	0	0	29	0	0	0	0	29	0	29
SCX	175	0	0	175	(244)	0	0	(244)	(69)	0	(69)
TOR	40	0	0	40	(1)	0	0	(1)	39	0	39

Total Over the Counter	$686	$0	$0	$686	$(342)	$0	$0	$(342)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	12	0	0	458	470

	$0	$12	$0	$0	$481	$493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$686	$0	$686

	$0	$12	$0	$686	$481	$1,179

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$588	$588
Swap Agreements	0	0	0	0	3	3

	$0	$0	$0	$0	$591	$591

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$342	$0	$342

	$0	$0	$0	$342	$591	$933

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,349	$5,349
Swap Agreements	0	(259)	0	0	(200)	(459)

	$0	$(259)	$0	$0	$5,149	$4,890

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8	$0	$8
Written Options	0	43	0	0	45	88

	$0	$43	$0	$8	$45	$96

	$0	$(216)	$0	$8	$5,194	$4,986

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,371	$1,371
Swap Agreements	0	1,121	0	0	(1,508)	(387)

	$0	$1,121	$0	$0	$(137)	$984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$905	$0	$905
Written Options	0	(33)	0	0	0	(33)

	$0	$(33)	$0	$905	$0	$872

	$0	$1,088	$0	$905	$(137)	$1,856

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$55,445	$0	$55,445
Industrials	0	41,914	0	41,914
Utilities	0	5,788	0	5,788
Municipal Bonds & Notes
Illinois	0	307	0	307
Pennsylvania	0	567	0	567
U.S. Government Agencies	0	9,784	0	9,784
Non-Agency Mortgage-Backed Securities	0	28,419	0	28,419
Asset-Backed Securities	0	39,031	0	39,031
Preferred Securities
Banking & Finance	0	418	0	418
Short-Term Instruments
Repurchase Agreements	0	695	0	695
Israel Treasury Bills	0	1,171	0	1,171

	$0	$183,539	$0	$183,539

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$618	$0	$0	$618

Total Investments	$618	$183,539	$0	$184,157

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	492	0	493
Over the counter	0	686	0	686

	$1	$1,178	$0	$1,179

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(587)	0	(591)
Over the counter	0	(342)	0	(342)

	$(4)	$(929)	$0	$(933)

Total Financial Derivative Instruments	$(3)	$249	$0	$246

Totals	$615	$183,788	$0	$184,403

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	63

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Castlelake LP
2.950% (LIBOR01M + 2.950%) due 05/13/2031 «~		$9,766	$8,887

Total Loan Participations and Assignments (Cost $9,752)			8,887

CORPORATE BONDS & NOTES 33.8%

BANKING & FINANCE 22.7%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		243	198
4.250% due 04/15/2026		4,600	4,266

Banco Bilbao Vizcaya Argentaria SA
5.875% due 09/24/2023 •(d)(e)	EUR	1,000	1,009

Banco de Credito e Inversiones SA
2.875% due 10/14/2031		$4,200	3,473

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		21,100	21,145

Barclays Bank PLC
7.625% due 11/21/2022 (e)		1,342	1,356

Barclays PLC
4.375% due 01/12/2026		1,400	1,388
4.972% due 05/16/2029 •		3,100	3,050
6.375% due 12/15/2025 •(d)(e)	GBP	1,500	1,685
7.125% due 06/15/2025 •(d)(e)		200	234
7.250% due 03/15/2023 •(d)(e)		1,000	1,200
7.750% due 09/15/2023 •(d)(e)		$1,100	1,084
7.875% due 09/15/2022 •(d)(e)	GBP	1,600	1,944
8.000% due 06/15/2024 •(d)(e)		$3,800	3,743

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	10,270

BPCE SA
4.625% due 07/11/2024		14,300	14,227

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	3,629

CI Financial Corp.
4.100% due 06/15/2051		5,000	3,247

Citigroup, Inc.
2.976% due 11/05/2030 •		15,000	13,105
3.785% due 03/17/2033 •(f)		5,000	4,509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse AG
6.500% due 08/08/2023 (e)		$16,000	$16,040

Credit Suisse Group AG
6.250% due 12/18/2024 •(d)(e)		1,500	1,370
7.125% due 07/29/2022 •(d)(e)		12,400	12,393
7.500% due 07/17/2023 •(d)(e)		1,000	925
7.500% due 12/11/2023 •(d)(e)		3,000	2,865

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	7,928

Deutsche Bank AG
5.625% due 05/19/2031 •	EUR	900	943

Discover Financial Services
4.500% due 01/30/2026		$4,500	4,415

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		2,000	1,756

Erste Group Bank AG
6.500% due 04/15/2024 •(d)(e)	EUR	400	409

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$4,000	3,979

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		200	181
3.550% due 10/07/2022		4,300	4,286
3.810% due 01/09/2024		1,000	972
4.134% due 08/04/2025		1,000	950

FS KKR Capital Corp.
2.625% due 01/15/2027		9,000	7,576

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	4,271

HSBC Holdings PLC
2.099% due 06/04/2026 •		6,000	5,550
4.583% due 06/19/2029 •		3,400	3,281
5.250% due 09/16/2022 •(d)(e)	EUR	800	828
6.000% due 05/22/2027 •(d)(e)		$1,000	899

ING Groep NV
4.625% due 01/06/2026		5,200	5,197

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(d)(e)	EUR	200	200

Invitation Homes Operating Partnership LP
4.150% due 04/15/2032		$2,000	1,818

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •		6,700	5,355
4.300% due 02/01/2061		4,000	2,714

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		6,400	6,379

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 09/27/2025 •(d)(e)		$6,000	$5,863

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	4,342

Morgan Stanley
0.000% due 04/02/2032 þ(f)		8,000	4,996

Natwest Group PLC
4.800% due 04/05/2026		2,000	1,996

Ohio National Financial Services, Inc.
5.800% due 01/24/2030		6,300	6,072

Owl Rock Capital Corp.
2.875% due 06/11/2028		9,700	7,626

Sabra Health Care LP
3.900% due 10/15/2029		4,600	4,065

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	1,877

Santander U.K. Group Holdings PLC
3.373% due 01/05/2024 •		1,000	996

Societe Generale SA
7.875% due 12/18/2023 •(d)(e)		1,300	1,277

Standard Chartered PLC
3.971% due 03/30/2026 •		3,500	3,422
7.750% due 04/02/2023 •(d)(e)		600	593

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		5,000	3,826

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	97	122
5.744% due 04/13/2040		605	777
5.801% due 10/13/2040		661	851

Trustage Financial Group, Inc.
4.625% due 04/15/2032		$5,300	4,867

UBS AG
5.125% due 05/15/2024 (e)		4,700	4,699
7.625% due 08/17/2022 (e)		14,600	14,644

UniCredit SpA
7.830% due 12/04/2023		8,500	8,805

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	4,000	4,066

Wells Fargo & Co.
3.350% due 03/02/2033 •		$7,000	6,218
3.584% due 05/22/2028 •		600	570
4.150% due 01/24/2029		1,600	1,548

			292,360

INDUSTRIALS 8.5%

Air Canada
4.625% due 08/15/2029	CAD	900	596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		$3,088	$3,054

American Airlines Pass-Through Trust
3.150% due 08/15/2033		5,349	4,744
3.375% due 11/01/2028		5,143	4,619
3.500% due 08/15/2033		535	447
4.000% due 01/15/2027		1,047	965
4.950% due 07/15/2024		859	844

Atlantia SpA
1.875% due 02/12/2028	EUR	400	327

Bacardi Ltd.
4.700% due 05/15/2028		$1,000	989
5.150% due 05/15/2038		2,600	2,472

Bio-Rad Laboratories, Inc.
3.700% due 03/15/2032		2,500	2,225

Bowdoin College
4.693% due 07/01/2112		6,600	6,514

Broadcom, Inc.
3.469% due 04/15/2034		1,000	815

Charter Communications Operating LLC
4.908% due 07/23/2025		95	95

Citrix Systems, Inc.
4.500% due 12/01/2027		3,100	3,070

Conagra Brands, Inc.
4.850% due 11/01/2028		100	99

CVS Pass-Through Trust
7.507% due 01/10/2032		4,941	5,390

Dell International LLC
6.020% due 06/15/2026		8,700	9,046
6.100% due 07/15/2027		900	944
6.200% due 07/15/2030		1,300	1,354

Energy Transfer LP
4.200% due 04/15/2027		300	288

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		2,800	2,289
4.317% due 12/30/2039		2,800	2,184

KB Home
4.000% due 06/15/2031		7,000	5,412

Kinder Morgan, Inc.
7.750% due 01/15/2032		2,200	2,569

Magallanes, Inc.
4.279% due 03/15/2032		1,500	1,342

Marvell Technology, Inc.
4.875% due 06/22/2028		6,650	6,565

MDC Holdings, Inc.
3.966% due 08/06/2061		8,500	4,907

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		2,300	2,045

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/01/2022 (c)(d)		46	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		$1,700	$1,627

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	13,671

Prosus NV
3.680% due 01/21/2030		$5,500	4,387
4.193% due 01/19/2032		2,000	1,599

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	700	680
1.625% due 05/09/2028		100	78
3.375% due 06/18/2026	GBP	100	106
3.625% due 10/14/2025		$1,800	1,607
4.625% due 02/16/2026	EUR	200	197
5.750% due 10/15/2027	GBP	200	230

Sands China Ltd.
5.125% due 08/08/2025		$400	336

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	3,286

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		3,489	2,903

Yara International ASA
3.148% due 06/04/2030		2,000	1,709

			108,626

UTILITIES 2.6%

AT&T, Inc.
3.650% due 06/01/2051		10,000	7,837

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		2,600	2,418

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		100	61

Pacific Gas & Electric Co.
3.150% due 01/01/2026		3,200	2,934
3.400% due 08/15/2024		1,000	962
3.450% due 07/01/2025		1,300	1,224
3.500% due 06/15/2025		1,100	1,043
4.500% due 07/01/2040		1,500	1,165
4.550% due 07/01/2030		1,300	1,156
4.750% due 02/15/2044		3,000	2,305

Texas Electric Market Stabilization Funding N LLC
5.167% due 02/01/2052		12,700	12,810

			33,915

Total Corporate Bonds & Notes (Cost $482,887)			434,901

MUNICIPAL BONDS & NOTES 3.7%

CALIFORNIA 0.6%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040		3,500	4,382

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	$4,800	$3,507

		7,889

ILLINOIS 0.1%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	1,100	1,210

NEW JERSEY 0.3%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,800	4,528

NEW YORK 0.5%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	8,000	5,953

OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,141

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	706

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	8,966

		9,672

VIRGINIA 1.4%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	15,150	14,088

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	3,762

		17,850

Total Municipal Bonds & Notes (Cost $52,124)		48,243

U.S. GOVERNMENT AGENCIES 26.7%

Fannie Mae
1.915% due 12/01/2034 •	22	22
1.965% due 09/01/2032 •	5	5
1.973% due 11/01/2032 •	5	5

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.045% due 05/01/2028 •	$1	$1
2.123% due 10/01/2032 •	1	1
2.220% due 09/01/2027 •	18	18
2.316% due 01/01/2033 •	12	12
3.101% due 05/01/2033 •	21	21
4.125% due 05/25/2042 ~	7	7
4.278% due 03/25/2041 ~	7	6
6.500% due 07/18/2027	7	7

Freddie Mac
1.774% due 08/15/2029 - 12/15/2031 •	10	11
1.824% due 09/15/2030 •	2	2
1.874% (US0001M + 0.550%) due 03/15/2032 ~	2	2
1.955% due 08/01/2032 •	16	16
1.974% due 02/15/2024 •	74	73
2.125% due 08/01/2029 •	1	1
2.375% due 01/01/2032 - 10/01/2032 •	23	23
2.431% due 02/01/2029 •	3	3
2.463% due 02/01/2033 •	12	12
2.625% due 10/01/2032 •	40	40
4.000% due 11/01/2047	10	10
6.000% due 12/15/2028	77	81
7.000% due 04/01/2029 - 03/01/2030	6	6
7.500% due 08/15/2030	15	16

Ginnie Mae
1.625% (H15T1Y + 1.500%) due 09/20/2025 - 08/20/2026 ~	3	3
1.625% due 07/20/2027 - 07/20/2029 •	14	15
1.750% (H15T1Y + 1.500%) due 11/20/2023 - 10/20/2026 ~	7	7
1.750% due 10/20/2027 •	3	3
1.875% (H15T1Y + 1.500%) due 04/20/2023 - 06/20/2026 ~	9	9
1.875% due 04/20/2027 - 06/20/2032 •	18	19
2.000% (H15T1Y + 1.500%) due 06/20/2025 - 08/20/2025 ~	2	1
2.000% due 09/20/2027 •	1	1
2.625% (H15T1Y + 1.500%) due 02/20/2023 - 01/20/2026 ~	2	1
2.625% due 01/20/2027 - 03/20/2032 •	42	43

Ginnie Mae, TBA
2.500% due 07/01/2052	350,900	321,238

Uniform Mortgage-Backed Security
3.000% due 01/01/2046	89	84

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 05/01/2047	$121	$119
4.000% due 12/01/2044 - 03/01/2049	25	25
6.000% due 09/01/2022 - 12/01/2023	9	9
6.500% due 12/01/2028	1	1

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2052	16,600	14,395
3.000% due 08/01/2052	8,500	7,910

Vendee Mortgage Trust
6.500% due 09/15/2024	68	70

Total U.S. Government Agencies (Cost $343,479)		344,354

U.S. TREASURY OBLIGATIONS 1.5%

U.S. Treasury Bonds
2.000% due 11/15/2041 (j)	25,000	19,865

Total U.S. Treasury Obligations (Cost $23,649)		19,865

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.0%

Adjustable Rate Mortgage Trust
2.683% due 01/25/2036 ^~	13	12
2.855% due 11/25/2035 ^~	75	62
3.182% due 02/25/2036 ^~	88	66

American Home Mortgage Assets Trust
1.396% due 11/25/2046 •	487	159
1.834% due 10/25/2046 •	373	216
2.004% due 09/25/2046 ^•	390	351

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	86	76

Banc of America Funding Trust
1.144% due 08/27/2036 ~	7,805	7,306
1.992% due 10/20/2036 •	84	66
2.024% due 05/25/2037 ^•	66	62
2.044% (US0001M + 0.420%) due 04/25/2037 ^~	66	63
2.212% due 05/20/2047 •	34	32
2.736% due 02/20/2036 ~	114	110
2.745% due 04/20/2035 ^~	68	63
2.883% due 09/20/2047 ^~	85	72
3.080% due 09/20/2046 ^~	40	36
5.500% due 03/25/2036 ^	8	8
5.831% due 04/25/2037 ~	425	404

Banc of America Mortgage Trust
2.631% due 02/25/2034 ~	78	77
3.066% due 07/25/2035 ^~	7	7
3.204% due 05/25/2035 ^~	234	215
5.500% due 09/25/2035 ^	173	155
5.500% due 05/25/2037 ^	79	64

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCAP LLC Trust
1.924% due 05/25/2047 ^•		$32	$30
2.064% due 05/25/2047 ^•		203	198
2.824% due 10/25/2047 •		10,591	9,172
2.924% due 09/25/2047 •		61	57
3.207% due 03/26/2037 ~		59	48
3.277% due 03/27/2037 ~		261	221
3.357% due 07/26/2036 ~		18	16

Bear Stearns Adjustable Rate Mortgage Trust
2.116% (US0012M + 1.875%) due 12/25/2046 ^~		413	353
2.371% due 01/25/2034 ~		31	30
2.380% due 10/25/2035 •		198	197
2.500% due 02/25/2034 ~		32	31
2.706% due 05/25/2034 ~		21	19
2.769% due 06/25/2035 ^~		6	6
2.833% due 01/25/2035 ~		7	7
2.876% due 10/25/2035 ~		29	29
2.951% due 03/25/2035 ~		33	31
3.046% due 11/25/2034 ~		38	37
3.278% due 05/25/2047 ^~		107	100
3.333% due 02/25/2036 ^~		41	39
3.433% due 08/25/2035 ~		5	4

Bear Stearns ALT-A Trust
2.064% due 04/25/2036 ^•		76	114
2.752% due 05/25/2035 ~		49	47
2.780% due 02/25/2036 ^~		25	23
2.961% due 06/25/2034 ~		1,094	954
3.066% due 02/25/2036 ^~		253	202
3.232% due 11/25/2036 ^~		80	49
3.235% due 08/25/2036 ^~		255	203
3.248% due 01/25/2036 ~		3,177	2,989
3.297% due 05/25/2036 ^~		370	228
4.307% due 07/25/2035 ^~		374	291

Bear Stearns Mortgage Funding Trust
1.814% (US0001M + 0.190%) due 01/25/2037 ~		55	49

Bear Stearns Mortgage Securities, Inc.
6.329% due 03/25/2031 ~		1	1

Bear Stearns Structured Products, Inc. Trust
3.490% due 01/26/2036 ^~		435	361

Benchmark Mortgage Trust
2.952% due 08/15/2057		4,565	4,184

Bruegel DAC
0.800% due 05/22/2031 •	EUR	5,511	5,581

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~		$1,648	1,606

Chase Mortgage Finance Trust
2.863% due 09/25/2036 ^~		709	609
3.137% due 03/25/2037 ^~		23	22
3.342% due 03/25/2037 ^~		42	40
6.000% due 05/25/2037 ^		99	55

ChaseFlex Trust
1.924% due 07/25/2037 •		133	125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/25/2037 ^	$72	$47

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.149% due 08/25/2037 ^þ	24	21

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.854% due 10/25/2035 •	727	687

Citigroup Mortgage Loan Trust
2.064% due 01/25/2037 •	1,722	1,519
2.140% due 09/25/2037 ~	35	35
2.470% due 10/25/2035 •	49	47
2.480% (H15T1Y + 2.400%) due 11/25/2035 ~	13	13
2.679% due 10/25/2046 ^~	93	86
2.829% due 08/25/2035 ~	8	7
3.207% due 03/25/2037 ^~	40	35
3.328% due 07/25/2037 ^~	467	418
3.396% due 09/25/2037 ^~	254	232
5.500% due 12/25/2035	114	69
6.250% due 11/25/2037 ~	92	49

Citigroup Mortgage Loan Trust, Inc.
2.651% due 08/25/2035 ~	291	287
3.135% due 12/25/2035 ^~	69	43

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	4,977	4,523
6.000% due 06/25/2037	3,108	2,824
6.500% due 06/25/2037 ^	85	79

Community Program Loan Trust
4.500% due 04/01/2029	18	17

Countrywide Alternative Loan Resecuritization Trust
5.665% due 08/25/2037 ^~	48	27
6.000% due 08/25/2037 ^~	50	30

Countrywide Alternative Loan Trust
1.476% (12MTA + 1.000%) due 02/25/2036 ~	286	259
1.726% (12MTA + 1.250%) due 11/25/2047 ^~	524	453
1.766% due 11/20/2035 •	4,885	4,150
1.792% due 02/20/2047 ^•	913	710
1.822% due 07/20/2046 ^•	28	22
1.856% (12MTA + 1.380%) due 11/25/2047 ^~	1,456	1,270
1.904% (US0001M + 0.280%) due 08/25/2037 ~	393	363
1.974% due 11/25/2036 •	4,353	3,772
1.984% due 11/25/2036 •	36	40
1.984% due 05/25/2047 •	721	626
2.004% due 07/25/2046 ^•	48	46
2.004% due 09/25/2046 ^•	220	210
2.064% due 05/25/2035 •	957	878
2.124% (US0001M + 0.500%) due 05/25/2035 ^~	170	131
2.124% due 05/25/2035 ^•	1,418	1,280
2.124% (US0001M + 0.500%) due 06/25/2035 ~	75	65

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.144% (US0001M + 0.520%) due 07/25/2035 ~	$78	$70
2.144% due 12/25/2035 •	529	482
2.244% due 08/25/2035 ^•	93	81
2.244% due 10/25/2035 •	13	12
2.810% due 11/25/2035 ^~	63	57
3.084% (US0001M + 1.460%) due 11/25/2035 ~	696	649
3.160% due 08/25/2035 ~	127	119
3.316% due 05/25/2036 ~	15	11
3.473% due 06/25/2037 ^~	63	57
5.500% due 11/25/2035	79	54
5.500% due 02/25/2036 ^	50	35
5.750% due 03/25/2037 ^•	89	57
5.750% due 07/25/2037 ^	14	10
5.750% due 04/25/2047 ^	101	70
6.000% due 12/25/2034	50	46
6.000% due 03/25/2036 ^	156	84
6.000% due 08/25/2036 ^	477	324
6.000% due 08/25/2036 ^•	49	33
6.000% due 02/25/2037 ^	400	209
6.000% due 04/25/2037	7,639	6,950
6.000% due 04/25/2037 ^	62	40
6.000% due 05/25/2037 ^	332	177
6.000% due 08/25/2037 ^•	339	210
6.250% due 11/25/2036 ^	63	52
6.500% due 05/25/2036 ^	1,308	776
6.500% due 12/25/2036 ^	62	34
6.500% due 08/25/2037 ^	354	178
15.335% due 07/25/2035 •	27	28

Countrywide Home Loan Mortgage Pass-Through Trust
1.985% due 02/20/2036 ^•	13	11
2.084% due 05/25/2035 •	52	44
2.164% due 02/25/2035 •	8	8
2.177% due 10/20/2035 ~	2	2
2.244% due 03/25/2035 •	166	155
2.304% due 03/25/2036 •	126	73
2.312% due 08/25/2034 ^~	21	20
2.364% due 02/25/2035 •	209	183
2.404% due 02/25/2035 •	177	155
2.592% due 04/25/2035 ^~	14	1
2.711% due 11/25/2034 ~	43	42
2.818% due 01/25/2036 ^~	35	32
3.042% due 05/20/2036 ^~	93	88
3.066% due 08/25/2034 ~	2,178	2,163
3.085% due 06/25/2034 ~	414	398
3.179% due 05/20/2036 ~	34	32
3.238% due 02/20/2036 ~	132	127
3.288% due 11/25/2037 ~	88	80
5.500% due 07/25/2037 ^	231	126
5.750% due 12/25/2035 ^	66	38
6.000% due 02/25/2037 ^	227	132
6.000% due 03/25/2037 ^	84	47
6.000% due 07/25/2037	162	85
6.500% due 11/25/2036 ^	581	268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^		$42	$41

Credit Suisse First Boston Mortgage Securities Corp.
1.081% due 03/25/2032 ~		7	7
2.774% (US0001M + 1.150%) due 09/25/2034 ^~		37	41

Credit Suisse Mortgage Capital Certificates
2.502% due 04/26/2038 ~		188	188
3.281% due 04/28/2037 ~		178	174

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~		3,800	3,591

Deephaven Residential Mortgage Trust
0.899% due 04/25/2066 ~		4,234	3,759

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.924% due 04/25/2037 •		214	151

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.944% due 01/25/2047 •		0	2
2.004% due 08/25/2047 •		204	183

Deutsche Mortgage & Asset Receiving Corp.
1.396% due 11/27/2036 •		102	100

Downey Savings & Loan Association Mortgage Loan Trust
2.252% (US0001M + 0.640%) due 07/19/2045 ^~		4	0

Eurosail PLC
2.540% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	1,298	1,568
2.540% due 06/13/2045 •		1,188	1,434

First Horizon Alternative Mortgage Securities Trust
2.538% due 04/25/2036 ^~		$65	58
3.309% due 01/25/2036 ^~		142	84

First Horizon Mortgage Pass-Through Trust
3.009% due 11/25/2037 ^~		29	26

GMAC Mortgage Corp. Loan Trust
3.077% due 11/19/2035 ^~		85	78

GreenPoint Mortgage Funding Trust
2.024% (US0001M + 0.400%) due 05/25/2037 ~		1,892	1,807
2.024% (US0001M + 0.400%) due 12/25/2046 ^~		211	196

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~		5,000	4,411

GSC Capital Corp. Mortgage Trust
1.984% due 05/25/2036 ^•		74	70

GSR Mortgage Loan Trust
2.424% due 11/25/2035 ~		93	58
2.654% due 04/25/2035 ~		17	16
2.819% due 09/25/2034 ~		41	40
2.938% due 09/25/2035 ~		87	84
3.092% due 09/25/2035 ~		29	28
3.193% due 04/25/2035 ~		22	20

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
1.802% (US0001M + 0.190%) due 01/19/2038 ~	$27	$25
1.817% due 12/19/2036 •	5,111	4,494
1.852% (US0001M + 0.240%) due 12/19/2036 ^~	3,149	2,974
1.862% (US0001M + 0.250%) due 01/19/2038 ^~	25	42
2.052% due 05/19/2035 •	1,281	1,180
2.112% (US0001M + 0.500%) due 01/19/2036 ~	83	53
2.292% due 01/19/2035 •	22	21
2.591% due 12/19/2035 ^~	21	20
2.888% due 12/19/2035 ^~	79	48
3.340% (US0006M + 0.560%) due 07/19/2045 ~	27	25
3.913% due 06/19/2036 ^~	139	72

HomeBanc Mortgage Trust
1.984% due 12/25/2036 •	12	12

Impac Secured Assets Trust
1.924% due 11/25/2036 •	149	145

IndyMac IMSC Mortgage Loan Trust
1.984% due 07/25/2047 •	207	151

IndyMac INDA Mortgage Loan Trust
2.978% due 08/25/2036 ~	1,598	1,375

IndyMac INDB Mortgage Loan Trust
2.224% (US0001M + 0.600%) due 11/25/2035 ^~	133	85

IndyMac INDX Mortgage Loan Trust
2.004% due 09/25/2046 •	83	75
2.184% due 03/25/2035 •	34	34
2.766% due 10/25/2035 ~	537	462
2.810% due 06/25/2037 ^~	58	49
2.916% due 11/25/2035 ^~	92	84
2.926% due 09/25/2035 ^~	55	49
2.985% due 08/25/2035 ~	572	474
3.080% due 06/25/2036 ~	787	722
3.115% due 06/25/2036 ~	3,871	2,989
3.280% due 06/25/2035 ^~	22	20

JP Morgan Alternative Loan Trust
1.523% due 06/27/2037 •	1,628	1,268
1.944% due 10/25/2036 •	3,327	3,111
2.693% due 12/25/2036 ~	6	5

JP Morgan Mortgage Trust
2.358% due 04/25/2035 ~	6	6
2.417% due 07/25/2035 ~	134	132
2.680% due 11/25/2035 ^~	31	29
2.736% due 04/25/2035 ~	2	2
2.753% due 11/25/2035 ^~	46	40
2.856% due 01/25/2037 ^~	9	8
2.870% due 07/25/2035 ~	102	101
2.899% due 09/25/2034 ~	84	82
3.000% due 04/25/2052 ~	10,739	9,608
3.084% due 06/25/2037 ^~	74	58
6.000% due 01/25/2036 ^	97	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lavender Trust
6.250% due 10/26/2036	$227	$138

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	2,098	1,939
1.875% due 10/25/2068 þ	6,633	6,361
3.000% due 06/25/2059 þ	2,045	2,043

Lehman Mortgage Trust
4.878% due 12/25/2035 ~	174	44
5.101% due 01/25/2036 ^~	53	53
6.000% due 07/25/2036 ^	59	35

Lehman XS Trust
1.894% due 02/25/2036 •	4,435	4,040
2.004% (US0001M + 0.380%) due 11/25/2046 ~	9,421	8,410
2.024% (US0001M + 0.400%) due 08/25/2046 ^~	33	32
2.084% due 04/25/2046 ^•	9	11
2.104% (US0001M + 0.480%) due 11/25/2046 ^~	9	9

Luminent Mortgage Trust
1.964% due 12/25/2036 •	464	415
2.024% due 10/25/2046 •	120	109

MASTR Adjustable Rate Mortgages Trust
2.104% (US0001M + 0.480%) due 05/25/2037 ~	92	44

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	771	607
8.000% due 07/25/2035	731	617

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029 •	19	19

Merrill Lynch Alternative Note Asset Trust
1.944% due 01/25/2037 •	111	42
2.224% (US0001M + 0.600%) due 03/25/2037 ~	785	248
6.000% due 05/25/2037 ^	133	114

Merrill Lynch Mortgage Investors Trust
2.084% (US0001M + 0.460%) due 04/25/2029 ~	16	15
2.253% due 02/25/2036 ~	21	21
2.284% (US0001M + 0.660%) due 09/25/2029 ~	15	15
2.284% due 11/25/2029 •	34	31
2.596% due 11/25/2035 ~	31	30
3.835% due 07/25/2029 •	14	13
6.250% due 10/25/2036	1,225	655

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~	5,000	4,200

Morgan Stanley Dean Witter Capital, Inc. Trust
1.692% due 03/25/2033 ~	33	30

Morgan Stanley Mortgage Loan Trust
1.944% (US0001M + 0.320%) due 01/25/2035 ~	17	16

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.221% due 06/25/2036 ~		$33	$34
2.563% due 07/25/2035 ~		1,324	1,203
6.000% due 10/25/2037 ^		67	44

Morgan Stanley Re-REMIC Trust
0.648% (US0001M + 0.230%) due 02/26/2037 ~		111	106
1.781% due 03/26/2037 þ		61	60
5.500% due 10/26/2035 ~		6,294	4,735

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		330	301

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.294% due 02/25/2036 ^~		299	254

Nomura Resecuritization Trust
6.500% due 10/26/2037		4,733	2,614

Preston Ridge Partners Mortgage
3.720% due 02/25/2027 þ		2,796	2,696

Residential Accredit Loans, Inc. Trust
1.924% (US0001M + 0.300%) due 08/25/2035 ~		80	63
1.964% (US0001M + 0.340%) due 12/25/2036 ~		205	202
2.024% (US0001M + 0.400%) due 05/25/2047 ~		67	62
2.044% (US0001M + 0.420%) due 06/25/2037 ~		61	59
2.124% (US0001M + 0.500%) due 08/25/2037 ~		167	152
2.424% due 10/25/2045 •		61	55
3.364% due 02/25/2035 ^~		164	139
5.096% due 02/25/2036 ^~		98	81
6.000% due 09/25/2035		699	644
6.000% due 06/25/2036		2,936	2,538
8.000% (US0001M + 5143.000%) due 04/25/2036 ^~		74	66

Residential Asset Securitization Trust
6.000% due 06/25/2036		166	81
6.000% due 11/25/2036 ^		121	53
6.000% due 03/25/2037 ^		98	39
6.250% due 11/25/2036 ^		83	38
6.500% due 04/25/2037 ^		1,138	384

Residential Funding Mortgage Securities, Inc. Trust
3.613% due 03/25/2035 ^~		860	499
6.000% due 09/25/2036 ^		116	98

Stratton Mortgage Funding PLC
1.361% (SONIO/N + 0.900%) due 07/20/2060 ~	GBP	13,929	16,823

Structured Adjustable Rate Mortgage Loan Trust
1.876% (12MTA + 1.400%) due 05/25/2035 ^~		$223	179
1.944% due 10/25/2035 •		702	661
2.359% due 06/25/2034 •		243	224
2.802% due 10/25/2034 ~		13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.945% due 02/25/2036 ^~	$186	$157
3.090% due 10/25/2036 ^~	92	60
3.094% due 09/25/2036 ^~	1,767	1,434
3.415% due 07/25/2037 ^~	4	3

Structured Asset Mortgage Investments Trust
1.567% due 02/25/2036 ^•	403	385
1.804% due 09/25/2047 •	41	39
1.814% due 09/25/2047 •	586	543
1.884% (US0001M + 0.260%) due 03/25/2037 ~	83	30
2.004% due 06/25/2036 •	2,204	2,153
2.004% due 07/25/2046 ^•	339	263
2.024% due 05/25/2036 •	496	424
2.044% due 09/25/2047 ^•	868	967
2.064% due 05/25/2046 •	698	226
2.144% due 05/25/2046 ^•	51	32
2.295% due 03/19/2034 •	161	151
2.295% (US0001M + 0.700%) due 02/19/2035 ~	73	69
2.335% due 12/19/2033 •	154	150

SunTrust Adjustable Rate Mortgage Loan Trust
2.113% due 02/25/2037 ^~	93	82

SunTrust Alternative Loan Trust
6.000% due 12/25/2035	237	221

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~	3,026	1,147

Thornburg Mortgage Securities Trust
2.140% due 09/25/2037 ~	24	23
2.264% due 09/25/2043 •	117	113
2.364% (US0001M + 0.740%) due 09/25/2034 ~	15	15

Verus Securitization Trust
1.824% due 11/25/2066 ~	4,364	3,948

Wachovia Mortgage Loan Trust LLC
2.317% due 10/20/2035 ~	11	11

WaMu Mortgage Pass-Through Certificates Trust
1.176% (12MTA + 0.700%) due 02/25/2047 ^~	1,322	1,170
1.226% due 06/25/2047 ^•	37	28
1.286% due 07/25/2047 •	9,883	8,333
1.476% due 08/25/2046 •	615	594
1.676% due 11/25/2042 •	13	12
1.723% due 11/25/2046 •	154	141
2.164% due 12/25/2045 •	3	3
2.264% (US0001M + 0.640%) due 01/25/2045 ~	110	104
2.364% due 11/25/2034 •	106	98
2.404% (US0001M + 0.780%) due 10/25/2044 ~	501	454
2.444% due 11/25/2045 •	119	109
2.604% due 11/25/2034 •	291	270
2.765% due 08/25/2033 ~	128	126
2.781% due 08/25/2036 ^~	60	57
3.052% due 12/25/2036 ^~	83	76
3.196% due 12/25/2036 ^~	706	664

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.176% (12MTA + 0.700%) due 04/25/2047 ~	$255	$211
1.246% (12MTA + 0.770%) due 04/25/2047 ~	372	309
2.074% due 05/25/2035 ^•	240	205
4.057% due 09/25/2036 ^þ	129	43

Wells Fargo Alternative Loan Trust
3.411% due 07/25/2037 ^~	27	24

Wells Fargo Mortgage-Backed Securities Trust
2.609% due 10/25/2036 ^~	184	174
6.000% due 06/25/2037 ^	33	29

Total Non-Agency Mortgage-Backed Securities (Cost $235,676)		218,462

ASSET-BACKED SECURITIES 38.2%

Aames Mortgage Investment Trust
2.404% due 10/25/2035 •	135	133
2.824% due 06/25/2035 •	308	305

AASET Trust
3.967% due 05/16/2042	1,013	843

AASET U.S. Ltd.
3.844% due 01/16/2038	1,559	1,066

Accredited Mortgage Loan Trust
1.884% (US0001M + 0.260%) due 09/25/2036 ~	3,890	3,814
2.344% due 09/25/2035 •	121	120

ACE Securities Corp. Home Equity Loan Trust
1.734% due 12/25/2036 •	301	91
1.779% due 08/25/2036 •	344	329
1.904% (US0001M + 0.280%) due 07/25/2036 ~	113	95
2.224% (US0001M + 0.600%) due 02/25/2036 ~	38	38
2.239% due 12/25/2035 •	2,000	1,915
2.284% (US0001M + 0.660%) due 11/25/2035 ~	53	53
2.524% due 12/25/2034 •	113	104
2.554% due 02/25/2036 ^•	79	75
2.599% (US0001M + 0.975%) due 06/25/2034 ~	375	356
2.599% (US0001M + 0.975%) due 07/25/2035 ~	25	25

Aegis Asset-Backed Securities Trust
2.269% (US0001M + 0.645%) due 12/25/2035 ~	200	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.324% due 03/25/2035 •		$198	$191
2.344% due 06/25/2035 •		181	174
2.624% (US0001M + 1.000%) due 03/25/2035 ^~		55	53

Ameriquest Mortgage Securities Trust
2.209% (US0001M + 0.585%) due 03/25/2036 ~		64	64

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.329% due 11/25/2035 •		84	83
2.404% (US0001M + 0.780%) due 09/25/2035 ~		8,181	8,097
2.734% due 03/25/2035 •		200	196

Amortizing Residential Collateral Trust
2.624% due 10/25/2034 •		94	91

Argent Securities Trust
1.774% due 09/25/2036 •		781	286
2.004% due 03/25/2036 •		289	168

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.084% (US0001M + 0.460%) due 01/25/2036 ~		78	73
2.264% due 01/25/2036 •		3,152	2,937

Asset-Backed Funding Certificates Trust
1.734% due 01/25/2037 •		349	214
1.784% due 01/25/2037 •		220	135
1.844% due 01/25/2037 •		132	82
1.904% due 11/25/2036 •		9,022	6,122
2.624% (US0001M + 1.000%) due 06/25/2037 ~		153	130

Asset-Backed Securities Corp. Home Equity Loan Trust
1.844% due 12/25/2036 •		6,300	5,706
2.524% due 06/25/2035 •		103	102

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	5,286	5,452

Bear Stearns Asset-Backed Securities Trust
1.824% due 12/25/2036 •		$5	5
1.854% due 02/25/2037 •		11,884	11,289
1.964% due 05/25/2036 ^•		12	12
2.164% due 06/25/2036 •		42	42
2.269% due 12/25/2035 •		57	57
2.299% (US0001M + 0.675%) due 08/25/2036 ~		87	86
2.359% (US0001M + 0.735%) due 09/25/2035 ~		3,832	3,822
2.424% (US0001M + 0.800%) due 09/25/2046 ~		88	83
2.449% (US0001M + 0.825%) due 06/25/2036 ~		36	36
2.524% (US0001M + 0.900%) due 03/25/2034 ~		1,947	1,893
2.584% due 04/25/2035 •		4	4

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.674% due 11/25/2035 ^•		$97	$90
2.674% due 08/25/2037 •		5,106	4,705
2.718% due 07/25/2036 ~		68	67
2.804% (US0001M + 1.180%) due 06/25/2043 ~		786	749
2.824% due 06/25/2036 •		600	577
2.874% due 08/25/2037 •		38	37
2.890% due 10/25/2036 ~		35	22
18.158% due 03/25/2036 ^•		183	124

BPCRE Holder LLC
3.907% due 01/18/2037 •		1,500	1,479

BSPRT Issuer Ltd.
1.000% (TSFR1M + 2.296%) due 07/15/2039 ~		7,000	6,973

Carlyle Euro CLO DAC
0.630% (EUR003M + 0.630%) due 08/15/2030 ~	EUR	1,097	1,127

Carrington Mortgage Loan Trust
1.844% due 01/25/2037 •		$1,200	909
1.884% due 02/25/2037 •		4,128	3,863
2.674% (US0001M + 1.050%) due 05/25/2035 ~		300	294

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~		10	10

CIT Mortgage Loan Trust
3.124% due 10/25/2037 •		6,000	5,618

Citigroup Mortgage Loan Trust
1.794% (US0001M + 0.170%) due 05/25/2037 ~		12,039	10,851
2.014% due 01/25/2037 •		13	13
2.024% due 11/25/2046 •		114	111
2.299% due 11/25/2045 •		23	23
6.851% due 05/25/2036 ^þ		134	55

Citigroup Mortgage Loan Trust, Inc.
2.359% (US0001M + 0.735%) due 09/25/2035 ^~		598	593
3.304% (US0001M + 1.680%) due 07/25/2035 ~		1,000	938

CLNC Ltd.
2.874% (TSFR1M + 1.364%) due 08/20/2035 ~		10,924	10,706

Conseco Finance Corp.
7.060% due 02/01/2031 ~		354	325

Countrywide Asset-Backed Certificates
1.784% due 03/25/2037 •		3	3
2.124% due 03/25/2036 •		1,736	1,753
2.124% due 01/25/2046 ^•		4,067	3,837
2.524% (US0001M + 0.900%) due 03/25/2047 ^~		59	51

Countrywide Asset-Backed Certificates Trust
1.764% due 06/25/2035 •		7,617	7,095
1.764% due 02/25/2037 •		6,493	6,089
1.764% due 07/25/2037 ^•		986	966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.774% (US0001M + 0.150%) due 01/25/2037 ~		$1,377	$1,360
1.774% due 09/25/2046 •		1,202	1,194
1.824% (US0001M + 0.200%) due 09/25/2037 ~		2,893	2,550
1.824% (US0001M + 0.200%) due 06/25/2047 ^~		12,671	11,396
1.844% due 09/25/2037 ^•		299	308
1.844% (US0001M + 0.220%) due 09/25/2047 ^~		739	714
1.854% due 10/25/2047 •		117	115
1.874% due 06/25/2047 •		195	187
1.884% due 04/25/2046 •		3,642	3,317
1.924% due 03/25/2047 ^•		68	67
1.944% (US0001M + 0.320%) due 05/25/2036 ~		65	74
2.024% due 08/25/2036 •		1,274	1,265
2.074% due 03/25/2036 •		1,344	1,323
2.224% due 06/25/2036 •		108	107
2.314% (US0001M + 0.690%) due 05/25/2036 ~		83	82
2.359% due 02/25/2036 •		18	18
2.419% due 02/25/2036 •		14	14
2.719% due 07/25/2035 •		675	671
2.974% due 04/25/2035 •		98	97
4.384% due 10/25/2046 ^~		11,391	11,077

Countrywide Asset-Backed Certificates Trust, Inc.
2.344% due 07/25/2034 •		51	50
2.424% due 08/25/2047 •		319	316
2.524% due 10/25/2034 •		47	45
3.124% (US0001M + 1.500%) due 02/25/2035 ~		194	193

Countrywide Asset-Backed Certificates, Inc.
2.599% due 02/25/2034 •		26	26

Credit-Based Asset Servicing & Securitization LLC
1.744% (US0001M + 0.120%) due 07/25/2037 ~		9	6
1.844% due 07/25/2037 •		191	135

Delta Funding Home Equity Loan Trust
1.964% (US0001M + 0.320%) due 08/15/2030 ~		32	30

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	10,100	10,269

ECMC Group Student Loan Trust
2.374% due 02/27/2068 •		$5,779	5,538

EMC Mortgage Loan Trust
2.364% due 05/25/2040 •		8	8

First Franklin Mortgage Loan Trust
1.904% due 12/25/2036 •		227	111
1.944% due 04/25/2036 •		141	136
2.104% due 04/25/2036 •		400	367
2.104% due 08/25/2036 •		131	123
2.344% due 10/25/2035 •		13	13
2.344% due 11/25/2035 •		111	105

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.494% (US0001M + 0.870%) due 09/25/2034 ~	$32	$32
2.569% (US0001M + 0.945%) due 03/25/2035 ~	66	65
2.809% (US0001M + 1.185%) due 12/25/2034 ~	886	857
2.824% due 01/25/2035 •	105	104
3.049% (US0001M + 1.425%) due 10/25/2034 ~	357	350

First NLC Trust
1.694% due 08/25/2037 •	45	26
2.084% (US0001M + 0.460%) due 05/25/2035 ~	732	666

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^	6	0

Fremont Home Loan Trust
1.774% due 01/25/2037 •	225	107
1.784% due 08/25/2036 •	191	71
1.964% due 02/25/2036 •	37	36
1.964% due 02/25/2037 •	736	286
2.164% (US0001M + 0.540%) due 02/25/2036 ~	300	266
2.164% due 04/25/2036 •	2,945	2,610
2.359% due 07/25/2035 •	495	494
2.414% due 12/25/2029 •	6	5

Galaxy CLO Ltd.
2.014% (US0003M + 0.970%) due 10/15/2030 ~	3,200	3,149

Gallatin CLO Ltd.
2.134% due 07/15/2031 •	5,030	4,927

GSAA Home Equity Trust
1.864% due 04/25/2047 •	82	77

GSAMP Trust
1.714% (US0001M + 0.090%) due 01/25/2037 ~	2,258	1,454
1.744% due 12/25/2036 •	1,649	875
1.764% (US0001M + 0.140%) due 12/25/2036 ~	7,063	4,044
1.764% due 01/25/2037 •	40,833	26,026
1.774% due 12/25/2046 •	487	259
1.824% (US0001M + 0.200%) due 11/25/2036 ~	421	224
1.854% (US0001M + 0.230%) due 12/25/2046 ~	146	78
1.924% due 09/25/2036 •	2,898	1,168
1.944% (US0001M + 0.320%) due 05/25/2046 ~	3	3
2.104% due 06/25/2036 •	209	128
2.164% (US0001M + 0.540%) due 04/25/2036 ~	258	185
3.274% (US0001M + 1.650%) due 10/25/2034 ~	14	14

Home Equity Asset Trust
2.719% due 05/25/2035 •	89	87

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Loan Trust
1.854% due 04/25/2037 •		$650	$629
1.964% due 04/25/2037 •		500	445

Home Equity Mortgage Loan Asset-Backed Trust
1.764% (US0001M + 0.140%) due 11/25/2036 ~		287	260
1.784% due 11/25/2036 •		244	214
1.944% due 04/25/2037 •		228	199

HSI Asset Securitization Corp. Trust
1.844% due 12/25/2036 •		202	65
1.964% due 12/25/2036 •		921	296
2.064% due 12/25/2036 •		613	198
2.404% due 11/25/2035 •		3,252	3,133

Invesco Euro CLO DAC
0.650% (EUR003M + 0.650%) due 07/15/2031 ~	EUR	900	916

IXIS Real Estate Capital Trust
2.254% (US0001M + 0.630%) due 02/25/2036 ~		$25	26

JP Morgan Mortgage Acquisition Trust
1.884% (US0001M + 0.260%) due 03/25/2037 ~		143	141
1.884% (US0001M + 0.260%) due 06/25/2037 ~		76	75
1.904% due 01/25/2037 •		730	726
2.029% due 05/25/2036 •		64	64
2.029% (US0001M + 0.405%) due 07/25/2036 ~		180	175
6.337% due 08/25/2036 ^þ		94	64

KKR CLO Ltd.
1.994% due 07/15/2030 •		16,050	15,770

LCM LP
2.063% due 07/20/2030 •		12,900	12,698

Lehman ABS Mortgage Loan Trust
1.714% (US0001M + 0.090%) due 06/25/2037 ~		168	120
1.824% due 06/25/2037 •		135	98

Lehman XS Trust
1.794% (US0001M + 0.170%) due 02/25/2037 ^~		1,005	878

LoanCore Issuer Ltd.
2.454% due 05/15/2028 •		622	620

Long Beach Mortgage Loan Trust
2.269% due 11/25/2035 •		95	94
2.464% due 07/25/2031 •		10	10
2.674% due 06/25/2035 •		398	390
2.899% (US0001M + 1.275%) due 02/25/2035 ~		10,285	10,103
3.049% (US0001M + 0.950%) due 03/25/2032 ~		146	143

MACH Cayman Ltd.
3.474% due 10/15/2039		1,740	1,580

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mackay Shields EURO CLO DAC
0.930% (EUR003M + 0.930%) due 10/20/2032 ~	EUR	1,900	$1,930

Madison Park Euro Funding DAC
0.800% due 07/15/2032 •		5,700	5,790

Magnetite Ltd.
2.291% due 11/15/2028 •		$5,127	5,049

Man GLG Euro CLO
0.810% due 10/15/2032 •	EUR	9,300	9,558

MAPS Ltd.
4.212% due 05/15/2043		$2,905	2,696

MASTR Asset-Backed Securities Trust
1.844% (US0001M + 0.220%) due 08/25/2036 ~		150	64
1.844% (US0001M + 0.220%) due 11/25/2036 ~		3,915	2,481
1.924% (US0001M + 0.300%) due 08/25/2036 ~		247	106
1.984% (US0001M + 0.360%) due 02/25/2036 ~		313	137
2.104% due 06/25/2036 •		135	60
2.104% due 08/25/2036 •		148	64
2.124% (US0001M + 0.500%) due 11/25/2035 ~		8,201	5,293
2.194% due 01/25/2036 •		170	167
2.374% (US0001M + 0.750%) due 12/25/2034 ^~		13	13
2.374% due 10/25/2035 ^•		210	199

Merrill Lynch Mortgage Investors Trust
2.074% (US0001M + 0.450%) due 02/25/2047 ~		901	584
2.104% due 08/25/2037 •		724	412
2.344% (US0001M + 0.720%) due 05/25/2036 ~		85	83

MESA Trust
2.424% due 12/25/2031 •		121	120

METAL LLC
4.581% due 10/15/2042		3,344	2,637

MidOcean Credit CLO
2.528% due 02/20/2031 •		4,000	3,935

Morgan Stanley ABS Capital, Inc. Trust
1.694% (US0001M + 0.070%) due 10/25/2036 ~		75	38
1.734% due 10/25/2036 •		614	345
1.764% due 10/25/2036 •		2,239	1,140
1.764% due 11/25/2036 •		200	107
1.774% due 10/25/2036 •		180	101
1.774% due 11/25/2036 •		1,006	639
1.804% (US0001M + 0.180%) due 03/25/2037 ~		336	161
1.824% (US0001M + 0.200%) due 02/25/2037 ~		115	65
1.844% (US0001M + 0.220%) due 11/25/2036 ~		1,202	644

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.874% (US0001M + 0.250%) due 03/25/2037 ~	$336	$161
1.924% (US0001M + 0.300%) due 06/25/2036 ~	546	428
1.924% due 09/25/2036 •	338	137
2.224% (US0001M + 0.600%) due 12/25/2035 ~	10,000	9,342
2.244% due 12/25/2035 •	165	161
2.524% (US0001M + 0.900%) due 05/25/2034 ~	73	69
2.614% due 06/25/2035 •	314	311
2.674% due 04/25/2035 •	200	191
2.874% due 07/25/2037 •	400	364

Morgan Stanley Capital, Inc. Trust
2.204% due 01/25/2036 •	606	588

Morgan Stanley Dean Witter Capital, Inc. Trust
2.974% due 02/25/2033 •	344	336

Morgan Stanley Home Equity Loan Trust
1.794% due 04/25/2037 •	496	284
1.854% due 04/25/2037 •	165	96
1.944% (US0001M + 0.320%) due 04/25/2036 ~	86	64

Morgan Stanley Mortgage Loan Trust
2.084% (US0001M + 0.460%) due 02/25/2037 ~	110	35
2.344% (US0001M + 0.720%) due 04/25/2037 ~	217	79
3.336% due 11/25/2036 ^•	232	102
6.465% due 09/25/2046 ^þ	302	133

New Century Home Equity Loan Trust
2.599% due 10/25/2033 •	1,102	1,061

Newcastle Mortgage Securities Trust
1.854% due 04/25/2037 •	1,779	1,749
1.964% due 04/25/2037 •	4,292	3,928

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.239% due 02/25/2036 •	16	16
6.032% due 10/25/2036 ^þ	150	42

NovaStar Mortgage Funding Trust
1.924% (US0001M + 0.300%) due 06/25/2036 ~	90	71
2.329% due 01/25/2036 •	3,175	3,155

Option One Mortgage Loan Trust
1.764% (US0001M + 0.140%) due 01/25/2037 ~	54	34
1.794% due 05/25/2037 •	10,390	6,013
1.844% due 01/25/2037 •	215	134
1.954% due 04/25/2037 •	102	53
2.164% due 01/25/2036 •	300	281
2.389% due 08/25/2035 •	400	385

Option One Mortgage Loan Trust Asset-Backed Certificates
2.314% due 11/25/2035 •	2,280	2,218

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ownit Mortgage Loan Trust
2.524% (US0001M + 0.900%) due 10/25/2036 ^~		$138	$131

Park Place Securities, Inc.
2.359% due 09/25/2035 •		200	196

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.359% (US0001M + 0.735%) due 08/25/2035 ~		200	196
2.359% (US0001M + 0.735%) due 09/25/2035 ~		357	348
2.419% due 07/25/2035 •		149	148
2.449% due 07/25/2035 •		950	914
2.569% (US0001M + 0.945%) due 06/25/2035 ~		54	54
2.674% due 10/25/2034 •		365	359
2.749% due 03/25/2035 •		353	347
2.869% (US0001M + 1.245%) due 01/25/2036 ~		111	110
3.424% due 12/25/2034 •		4,191	4,099

People’s Financial Realty Mortgage Securities Trust
1.764% due 09/25/2036 •		362	115

Popular ABS Mortgage Pass-Through Trust
1.884% due 11/25/2036 •		51	50
2.209% due 02/25/2036 •		105	104

PRET LLC
1.744% due 07/25/2051 þ		2,059	1,932

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		1,882	1,790

Purple Finance CLO DAC
0.800% (EUR003M + 0.800%) due 01/25/2031 ~	EUR	1,899	1,956

RAAC Trust
1.974% due 11/25/2046 •		$364	345
2.224% due 06/25/2044 •		31	27
2.224% due 09/25/2045 •		1,372	1,347
2.824% (US0001M + 1.200%) due 10/25/2045 ~		71	71
3.124% (US0001M + 1.500%) due 09/25/2047 ~		514	501

Renaissance Home Equity Loan Trust
5.545% due 01/25/2037 þ		7,375	2,998
5.608% due 05/25/2036 þ		9,649	5,278
5.812% due 11/25/2036 þ		513	222
6.254% due 08/25/2036 þ		9,184	4,512
7.238% due 09/25/2037 ^þ		220	108

Residential Asset Mortgage Products Trust
2.184% (US0001M + 0.280%) due 09/25/2036 ~		89	84
2.224% (US0001M + 0.300%) due 05/25/2036 ^~		683	629
2.264% due 01/25/2036 •		467	440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.314% (US0001M + 0.460%) due 10/25/2035 ~	$64	$64
2.524% due 08/25/2034 •	4	4

Residential Asset Securities Corp. Trust
1.864% (US0001M + 0.240%) due 09/25/2036 ~	64	63
1.884% (US0001M + 0.130%) due 11/25/2036 ~	277	252
1.964% due 11/25/2036 •	331	310
1.964% due 04/25/2037 •	1,477	1,411
2.044% (US0001M + 0.280%) due 06/25/2036 ~	211	209
2.254% due 10/25/2035 •	42	42
2.254% (US0001M + 0.630%) due 12/25/2035 ~	134	134
2.269% (US0001M + 0.430%) due 03/25/2035 ~	100	99
2.284% due 11/25/2035 •	71	71
2.284% due 12/25/2035 •	114	102
2.314% (US0001M + 0.460%) due 11/25/2035 ~	152	150
2.464% due 12/25/2034 •	9	9

Salomon Mortgage Loan Trust
2.524% (US0001M + 0.900%) due 11/25/2033 ~	25	24

Securitized Asset-Backed Receivables LLC Trust
1.804% (US0001M + 0.180%) due 07/25/2036 ~	197	78
1.904% due 05/25/2036 •	4,401	2,584
1.944% due 07/25/2036 •	193	76
2.104% due 07/25/2036 •	660	263
2.124% due 05/25/2036 •	915	537
2.164% due 03/25/2036 •	123	111
2.284% (US0001M + 0.660%) due 08/25/2035 ^~	119	90
2.299% due 01/25/2035 •	21	19
2.584% due 01/25/2036 ^•	39	36
2.902% due 01/25/2036 ^þ	46	38

SG Mortgage Securities Trust
1.944% (US0001M + 0.320%) due 07/25/2036 ~	28,351	6,925
2.299% due 10/25/2035 •	701	690

SLM Student Loan Trust
2.684% (US0003M + 1.500%) due 04/25/2023 ~	920	914
2.684% due 04/25/2023 •	1,957	1,954

Sound Point CLO Ltd.
2.273% due 07/20/2032 •	5,900	5,750

Soundview Home Loan Trust
1.704% due 06/25/2037 •	42	30
1.734% (US0001M + 0.110%) due 02/25/2037 ~	288	87
1.804% due 02/25/2037 •	404	124
1.804% (US0001M + 0.180%) due 07/25/2037 ~	1,591	1,501

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.124% due 06/25/2036 •	$8,440	$8,298
2.149% due 03/25/2036 •	200	197
2.574% due 10/25/2037 •	250	201

South Carolina Student Loan Corp.
2.580% due 09/03/2024 •	75	75

Specialty Underwriting & Residential Finance Trust
1.774% (US0001M + 0.150%) due 11/25/2037 ~	683	434
1.894% (US0001M + 0.270%) due 04/25/2037 ~	135	101
1.924% due 09/25/2037 •	8,570	6,283
2.224% due 12/25/2036 •	1,497	1,415
2.599% (US0001M + 0.975%) due 12/25/2035 ~	127	124

Starwood Commercial Mortgage Trust
2.528% due 07/15/2038 •	6,202	6,156

Structured Asset Investment Loan Trust
1.774% due 09/25/2036 •	61	59
2.004% due 03/25/2036 •	195	190
2.224% due 01/25/2036 •	123	120
2.524% (US0001M + 0.900%) due 05/25/2035 ~	519	512
2.554% due 09/25/2034 •	499	492
2.749% (US0001M + 1.125%) due 07/25/2033 ~	27	27
2.899% (US0001M + 1.275%) due 12/25/2034 ~	1,138	1,106

Structured Asset Securities Corp. Mortgage Loan Trust
1.759% due 07/25/2036 •	2,060	2,029
1.774% due 09/25/2036 •	59	58
1.854% (US0001M + 0.230%) due 01/25/2037 ~	1,943	1,314
1.874% (US0001M + 0.250%) due 09/25/2036 ~	30	30
1.964% due 12/25/2036 •	69	67
2.044% due 02/25/2037 •	311	293
2.524% due 08/25/2037 •	51	51
2.624% (US0001M + 1.000%) due 08/25/2037 ~	207	206

Structured Asset Securities Corp. Trust
2.314% (US0001M + 0.690%) due 09/25/2035 ~	442	424

Towd Point Mortgage Trust
3.750% due 02/25/2059 ~	8,047	7,910

TPG Real Estate Finance Issuer Ltd.
2.723% (US0001M + 1.200%) due 03/15/2038 ~	12,600	12,301

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	7,000	6,517
3.706% due 02/15/2057	1,400	1,234

Vibrant CLO Ltd.
2.103% due 09/15/2030 •	14,000	13,733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Asset-Backed Certificates WaMu Trust
1.849% due 05/25/2037 •	$6,676	$6,228
1.864% due 05/25/2037 •	1,115	972

WAVE LLC
3.597% due 09/15/2044	2,110	1,729

Wells Fargo Home Equity Asset-Backed Securities Trust
2.119% due 05/25/2036 •	207	206
3.199% (US0001M + 1.575%) due 02/25/2035 ~	44	44

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2.224% (US0001M + 0.600%) due 04/25/2034 ~	111	106

Total Asset-Backed Securities (Cost $515,834)		491,546

	SHARES
PREFERRED SECURITIES 1.9%

BANKING & FINANCE 1.2%

American AgCredit Corp.
5.250% due 06/15/2026 •(d)	6,000,000	5,513

CaixaBank SA
6.750% due 06/13/2024 •(d)(e)	200,000	202

Capital One Financial Corp.
3.950% due 09/01/2026 •(d)	7,000,000	5,635

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)	4,200,000	3,399

		14,749

INDUSTRIALS 0.7%

General Electric Co.
5.159% (US0003M + 3.330%) due 09/15/2022 ~(d)	10,500,000	9,239

Total Preferred Securities (Cost $27,510)		23,988

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (g) 0.5%
		$6,993

U.S. TREASURY BILLS 0.2%
0.737% due 07/26/2022 (b)(c)	$2,869	2,867

Total Short-Term Instruments (Cost $9,861)		9,860

Total Investments in Securities (Cost $1,700,772)		1,600,106

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	740	$7

Total Short-Term Instruments (Cost $7)		7

Total Investments in Affiliates (Cost $7)		7

Total Investments 124.2% (Cost $1,700,779)		$1,600,113

Financial Derivative Instruments (h)(i) 0.4% (Cost or Premiums, net $1,551)		5,427

Other Assets and Liabilities, net (24.6)%		(317,500)

Net Assets 100.0%		$1,288,040

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$5,000	$4,509	0.35%
Morgan Stanley	0.000	04/02/2032	02/11/2020	6,931	4,996	0.39

				$11,931	$9,505	0.74%

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$6,993	U.S. Treasury Notes 3.000% due 06/30/2024	$(7,133)	$6,993	$6,993

Total Repurchase Agreements						$(7,133)	$6,993	$6,993

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (11.8)%
Uniform Mortgage-Backed Security, TBA	2.500%	08/01/2052	$4,000	$(3,595)	$(3,594)
Uniform Mortgage-Backed Security, TBA	4.000	07/01/2052	149,800	(149,613)	(147,761)

Total Short Sales (11.8)%				$(153,208)	$(151,355)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$6,993	$0	$0	$6,993	$(7,133)	$(140)

Total Borrowings and Other Financing Transactions	$6,993	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(113,498) at a weighted average interest rate of 0.056%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra September Futures	09/2022	1,635	$208,258	$(1,471)	$2,171	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2022	230	$(27,262)	$111	$0	$(233)

Total Futures Contracts				$(1,360)	$2,171	$(233)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2026	1.227%	$ 7,000	$113	$(176)	$(63)	$0	$(9)
Boeing Co.	1.000	Quarterly	06/20/2023	1.520	7,100	25	(58)	(33)	0	(2)
Boeing Co.	1.000	Quarterly	12/20/2026	2.445	2,100	(10)	(109)	(119)	0	(3)
General Electric Co.	1.000	Quarterly	12/20/2023	0.844	2,650	(19)	26	7	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2024	0.920	1,550	(2)	5	3	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.096	600	(9)	8	(1)	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	1.530	200	2	(6)	(4)	0	0
Lennar Corp.	5.000	Quarterly	12/20/2025	2.001	1,200	227	(110)	117	0	(3)
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	1.573	500	(2)	(10)	(12)	0	(1)
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	1.293	EUR 2,600	6	(50)	(44)	0	(6)

						$331	$(480)	$(149)	$0	$(26)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$4,000	$99	$(80)	$19	$0	$(1)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	3,600	80	(71)	9	0	(1)
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	74,300	868	(869)	(1)	0	(14)
iTraxx Asia Ex-Japan 37 5-Year Index	1.000	Quarterly	06/20/2027	2,800	(14)	(37)	(51)	0	(7)

					$1,033	$(1,057)	$(24)	$0	$(23)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	0.980%	Semi-Annual	02/26/2024	CAD	232,400	$217	$(7,629)	$(7,412)	$129	$0
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		107,000	6	(3,621)	(3,615)	58	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		55,000	157	(2,631)	(2,474)	56	0
Pay	CPURNSA	2.670	Maturity	05/05/2026	$	96,000	0	(7,465)	(7,465)	352	0
Pay	CPURNSA	2.597	Maturity	07/09/2026		6,000	0	(432)	(432)	22	0
Pay	CPURNSA	2.573	Maturity	07/13/2026		6,000	0	(434)	(434)	22	0
Pay	UKRPI	3.686	Maturity	06/15/2031	GBP	35,000	0	(5,283)	(5,283)	103	0
Pay	UKRPI	3.858	Maturity	09/15/2031		17,200	0	(1,957)	(1,957)	64	0

							$380	$(29,452)	$(29,072)	$806	$0

Total Swap Agreements							$1,744	$(30,989)	$(29,245)	$806	$(49)

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,171	$806	$2,977	$0	$(233)	$(49)	$(282)

Cash of $24,784 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2022		GBP	23,034	$		29,124	$1,085	$0
	07/2022	$		1,313		GBP	1,075	0	(4)
	08/2022		CAD	2,445	$		1,943	43	0
	08/2022		MXN	12,379			610	0	(2)
BPS	07/2022	$		71,862		EUR	68,294	0	(293)
	07/2022			1,322		GBP	1,079	0	(9)
	08/2022		CAD	5,759	$		4,452	0	(22)
	08/2022		EUR	63,027			66,413	242	0
	08/2022		INR	6,687			86	1	0
	08/2022		NOK	2,660			275	5	0
CBK	07/2022		EUR	910			977	23	0
	12/2022	$		27		PEN	112	2	0
HUS	07/2022		GBP	758	$		946	24	0
	08/2022		CAD	1,705			1,327	2	0
	08/2022		CHF	192			194	0	(8)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	08/2022	$		106		KRW	134,587	$0	$(2)
	08/2022			553		SGD	760	0	(6)
MYI	08/2022		INR	11,230	$		144	2	0
	08/2022	$		137		KRW	174,197	0	(2)
SCX	07/2022		ILS	1,826	$		542	19	0
SOG	07/2022		EUR	67,384			72,425	1,810	0
	07/2022	$		26,334		GBP	21,638	7	0
	08/2022		GBP	21,638	$		26,346	0	(7)
	08/2022	$		1,047		CAD	1,358	8	0

Total Forward Foreign Currency Contracts								$3,273	$(355)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	1.870%	$3,100	$(54)	$(8)	$0	$(62)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.608	200	(6)	4	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.870	3,100	(48)	(15)	0	(63)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	200	(2)	1	0	(1)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.455	300	(10)	8	0	(2)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.608	2,400	(70)	43	0	(27)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.183	200	(2)	1	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.642	300	1	(9)	0	(8)
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	1.751	600	(2)	(18)	0	(20)

Total Swap Agreements							$(193)	$7	$0	$(186)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1,128	$0	$0	$1,128	$(6)	$0	$0	$(6)	$1,122	$(1,070)	$52
BPS	248	0	0	248	(324)	0	0	(324)	(76)	0	(76)
CBK	25	0	0	25	0	0	(62)	(62)	(37)	0	(37)
GST	0	0	0	0	0	0	(66)	(66)	(66)	57	(9)
HUS	26	0	0	26	(8)	0	(29)	(37)	(11)	0	(11)
JPM	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
MYC	$0	$0	$0	$0	$0	$0	$(29)	$(29)	$(29)	$0	$(29)
MYI	2	0	0	2	(2)	0	0	(2)	0	0	0
SCX	19	0	0	19	0	0	0	0	19	0	19
SOG	1,825	0	0	1,825	(7)	0	0	(7)	1,818	(2,060)	(242)

Total Over the Counter	$3,273	$0	$0	$3,273	$(355)	$0	$(186)	$(541)

(j)

Securities with an aggregate market value of $57 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,171	$2,171
Swap Agreements	0	0	0	0	806	806

	$0	$0	$0	$0	$2,977	$2,977

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,273	$0	$3,273

	$0	$0	$0	$3,273	$2,977	$6,250

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$233	$233
Swap Agreements	0	49	0	0	0	49

	$0	$49	$0	$0	$233	$282

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$355	$0	$355
Swap Agreements	0	186	0	0	0	186

	$0	$186	$0	$355	$0	$541

	$0	$235	$0	$355	$233	$823

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(17,866)	$(17,866)
Swap Agreements	0	(192)	0	0	616	424

	$0	$(192)	$0	$0	$(17,250)	$(17,442)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,148	$0	$7,148
Purchased Options	0	0	0	0	398	398
Written Options	0	301	0	0	(352)	(51)
Swap Agreements	0	139	0	0	0	139

	$0	$440	$0	$7,148	$46	$7,634

	$0	$248	$0	$7,148	$(17,204)	$(9,808)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,037)	$(2,037)
Swap Agreements	0	(1,830)	0	0	(13,652)	(15,482)

	$0	$(1,830)	$0	$0	$(15,689)	$(17,519)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,375	$0	$5,375
Written Options	0	(41)	0	0	(11)	(52)
Swap Agreements	0	(196)	0	0	0	(196)

	$0	$(237)	$0	$5,375	$(11)	$5,127

	$0	$(2,067)	$0	$5,375	$(15,700)	$(12,392)

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$8,887	$8,887
Corporate Bonds & Notes
Banking & Finance	0	292,360	0	292,360
Industrials	0	108,626	0	108,626
Utilities	0	33,915	0	33,915
Municipal Bonds & Notes
California	0	7,889	0	7,889
Illinois	0	1,210	0	1,210
New Jersey	0	4,528	0	4,528
New York	0	5,953	0	5,953
Ohio	0	1,141	0	1,141
Pennsylvania	0	9,672	0	9,672
Virginia	0	17,850	0	17,850
U.S. Government Agencies	0	344,354	0	344,354
U.S. Treasury Obligations	0	19,865	0	19,865
Non-Agency Mortgage-Backed Securities	0	218,462	0	218,462
Asset-Backed Securities	0	491,546	0	491,546
Preferred Securities
Banking & Finance	0	14,749	0	14,749
Industrials	0	9,239	0	9,239
Short-Term Instruments
Repurchase Agreements	0	6,993	0	6,993
U.S. Treasury Bills	0	2,867	0	2,867

	$0	$1,591,219	$8,887	$1,600,106

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7	$0	$0	$7

Total Investments	$7	$1,591,219	$8,887	$1,600,113

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(151,355)	$0	$(151,355)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,977	0	2,977
Over the counter	0	3,273	0	3,273

	$0	$6,250	$0	$6,250

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(282)	0	(282)
Over the counter	0	(541)	0	(541)

	$0	$(823)	$0	$(823)

Total Financial Derivative Instruments	$0	$5,427	$0	$5,427

Totals	$7	$1,445,291	$8,887	$1,454,185

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	85

Schedule of Investments PIMCO Fixed Income SHares: Series R

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.4%

CORPORATE BONDS & NOTES 8.9%

BANKING & FINANCE 8.9%

ING Bank NV
2.625% due 12/05/2022		$400	$400

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	2,887	320
1.500% due 10/01/2053		3,676	415

Natwest Group PLC
3.747% (US0003M + 1.550%) due 06/25/2024 ~		$300	300
4.519% due 06/25/2024 •		200	200

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,696	410
1.000% due 10/01/2053		1,871	205
1.500% due 10/01/2053		3,675	418
2.000% due 10/01/2053		500	60

Nykredit Realkredit AS
1.000% due 10/01/2050		23,760	2,631
1.000% due 10/01/2053		3,253	355
1.500% due 10/01/2053		41,306	4,666
2.000% due 10/01/2053		5,896	677
2.500% due 10/01/2047		17	2
3.000% due 10/01/2053		5,300	698

Realkredit Danmark AS
1.000% due 10/01/2050		11,319	1,253
1.000% due 10/01/2053		1,477	162
1.500% due 10/01/2050		39,413	4,483
1.500% due 10/01/2053		22,307	2,480
2.000% due 10/01/2053		1,698	196
2.500% due 04/01/2047		12	2
3.000% due 10/01/2053		4,700	619

UniCredit SpA
7.830% due 12/04/2023		$600	622

Total Corporate Bonds & Notes (Cost $28,676)			21,574

U.S. GOVERNMENT AGENCIES 4.7%

Fannie Mae
1.524% due 10/01/2044 •		2	2
2.069% due 02/25/2037 •		12	12

Freddie Mac
1.756% due 09/01/2036 •		9	9
2.294% due 07/01/2036 •		25	26

Ginnie Mae
0.382% due 08/20/2068 •		317	310

Uniform Mortgage-Backed Security
3.500% due 12/01/2045		9	9

Uniform Mortgage-Backed Security, TBA
3.000% due 08/01/2052		1,500	1,396
3.500% due 08/01/2052		1,300	1,249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2052	$8,500	$8,384

Total U.S. Government Agencies (Cost $11,510)		11,397

U.S. TREASURY OBLIGATIONS 121.0%

U.S. Treasury Bonds
1.625% due 11/15/2050 (e)(h)	1,470	1,035

U.S. Treasury Inflation Protected Securities (c)
0.125% due 10/15/2024	4,394	4,422
0.125% due 10/15/2025 (e)(h)	780	780
0.125% due 04/15/2026	6,327	6,270
0.125% due 07/15/2026	4,570	4,535
0.125% due 10/15/2026 (e)	9,097	9,018
0.125% due 04/15/2027	5,016	4,941
0.125% due 01/15/2030 (e)	17,897	17,096
0.125% due 07/15/2030	1,917	1,829
0.125% due 01/15/2031	7,473	7,114
0.125% due 07/15/2031 (e)	53,460	50,875
0.125% due 01/15/2032 (e)	21,898	20,805
0.125% due 02/15/2051	6,217	4,799
0.125% due 02/15/2052	3,946	3,070
0.250% due 01/15/2025	10,007	10,070
0.250% due 07/15/2029	1,809	1,755
0.250% due 02/15/2050	1,968	1,557
0.375% due 07/15/2025	5,090	5,143
0.375% due 01/15/2027 (h)	359	358
0.375% due 07/15/2027	9,501	9,471
0.500% due 04/15/2024	8,596	8,716
0.500% due 01/15/2028	4,500	4,472
0.625% due 01/15/2024	1,363	1,386
0.625% due 01/15/2026	6,618	6,694
0.625% due 02/15/2043	3,545	3,138
0.750% due 07/15/2028 (e)	15,200	15,318
0.750% due 02/15/2042	2,674	2,447
0.750% due 02/15/2045 (e)	16,166	14,503
0.875% due 01/15/2029 (e)	17,629	17,805
0.875% due 02/15/2047	5,562	5,150
1.000% due 02/15/2046	9,381	8,907
1.000% due 02/15/2048	1,507	1,442
1.000% due 02/15/2049	3,136	3,024
1.375% due 02/15/2044	3,547	3,635
1.750% due 01/15/2028	13,736	14,587
2.000% due 01/15/2026	2,203	2,334
2.125% due 02/15/2040	1,551	1,814
2.125% due 02/15/2041	6,956	8,094
2.500% due 01/15/2029	3,526	3,922
3.375% due 04/15/2032 (e)(h)	415	519
3.625% due 04/15/2028	2,341	2,736

Total U.S. Treasury Obligations (Cost $328,842)		295,586

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

AREIT Trust
3.508% due 04/15/2037 •		$37	$36

Banc of America Funding Trust
3.266% due 01/20/2047 ~		375	339

Countrywide Alternative Loan Trust
1.807% due 12/20/2046 ^•		600	503

Grifonas Finance PLC
0.000% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	95	94

GSR Mortgage Loan Trust
2.938% due 09/25/2035 ~		$9	9

HarborView Mortgage Loan Trust
2.512% (US0001M + 0.900%) due 06/20/2035 ~		246	231

IndyMac INDX Mortgage Loan Trust
2.464% due 05/25/2034 •		650	598

MortgageIT Trust
2.629% due 12/25/2034 •		8	8

Residential Accredit Loans, Inc. Trust
1.984% due 06/25/2046 •		199	50

Towd Point Mortgage Funding
1.827% due 02/20/2054 •	GBP	520	633

Total Non-Agency Mortgage-Backed Securities (Cost $2,518)			2,501

ASSET-BACKED SECURITIES 1.7%

Asset-Backed Funding Certificates Trust
2.224% due 10/25/2034 •		$17	17

Atlas Senior Loan Fund Ltd.
2.194% due 01/16/2030 •		399	395

CIT Mortgage Loan Trust
2.974% due 10/25/2037 •		152	151

Citigroup Mortgage Loan Trust
1.704% due 01/25/2037 •		146	112
1.914% (US0001M + 0.290%) due 09/25/2036 ~		315	308

Citigroup Mortgage Loan Trust, Inc.
2.314% due 10/25/2035 ^•		500	470

Countrywide Asset-Backed Certificates Trust
2.419% due 02/25/2036 •		36	36

Home Equity Asset Trust
2.479% due 08/25/2034 •		38	37

LoanCore Issuer Ltd.
2.454% due 05/15/2036 •		39	38

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	161	167

Massachusetts Educational Financing Authority
2.134% due 04/25/2038 •		$27	27

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
2.284% (US0001M + 0.660%) due 01/25/2035 ~		$268	$260

Mountain View CLO Ltd.
1.841% (US0003M + 0.820%) due 10/13/2027 ~		63	63

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.389% (US0001M + 0.765%) due 05/25/2035 ~		1,300	1,271

RAAC Trust
2.134% due 08/25/2036 •		2	2

Saxon Asset Securities Trust
2.344% (US0001M + 0.720%) due 05/25/2035 ~		38	36

Sound Point CLO Ltd.
2.084% (US0003M + 0.900%) due 01/23/2029 ~		363	357
2.174% due 01/23/2029 •		288	284

Structured Asset Securities Corp. Mortgage Loan Trust
2.624% (US0001M + 1.000%) due 08/25/2037 ~		16	15

Venture CLO Ltd.
1.924% due 07/15/2027 •		79	79

Total Asset-Backed Securities (Cost $3,996)			4,125

SOVEREIGN ISSUES 13.1%

Australia Government International Bond
3.000% due 09/20/2025	AUD	1,128	853

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	1,023	917

France Government International Bond
0.100% due 03/01/2026 (c)	EUR	2,511	2,793
0.100% due 07/25/2031 (c)		984	1,077
0.100% due 07/25/2038 (c)		1,610	1,679
0.250% due 07/25/2024 (c)		3,491	3,915
2.100% due 07/25/2023 (c)		363	407

Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2033 (c)		958	870
0.400% due 05/15/2030 (c)		2,439	2,436
1.400% due 05/26/2025 (c)		9,202	10,052

Japan Government International Bond
0.005% due 03/10/2031 (c)	JPY	51,173	399
0.100% due 03/10/2028 (c)		158,238	1,226
0.100% due 03/10/2029 (c)		256,128	1,988

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	368

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	478	306
3.000% due 09/20/2030		1,422	959

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.940% due 02/12/2029	PEN	700	$167

Qatar Government International Bond
3.875% due 04/23/2023		$300	301

United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	965	1,243

Total Sovereign Issues (Cost $35,681)			31,956

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (d) 0.9%
			2,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
1.500% due 08/18/2022 (a)(b)	$271	$270

Total Short-Term Instruments (Cost $2,541)		2,541

Total Investments in Securities (Cost $413,764)		369,680

Total Investments 151.4% (Cost $413,764)		$369,680

Financial Derivative Instruments (f)(g) (0.0)% (Cost or Premiums, net $(914))		(8)

Other Assets and Liabilities, net (51.4)%		(125,432)

Net Assets 100.0%		$244,240

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.

(b)	Coupon represents a yield to maturity.

(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$2,271	U.S. Treasury Notes 3.000% due 06/30/2024	$(2,316)	$2,271	$2,271

Total Repurchase Agreements						$(2,316)	$2,271	$2,271

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BOS	1.510%	06/24/2022	07/01/2022	$(21,455)	$(21,461)
CSN	1.250	06/09/2022	07/20/2022	(11,707)	(11,716)
	1.560	06/23/2022	07/07/2022	(581)	(581)
	1.590	06/28/2022	07/05/2022	(7,819)	(7,820)
	1.600	06/28/2022	07/05/2022	(9,036)	(9,038)
MSC	1.530	06/23/2022	07/07/2022	(51,401)	(51,419)
	1.530	06/23/2022	07/14/2022	(16,323)	(16,328)

Total Sale-Buyback Transactions					$(118,363)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$2,271	$0	$0	$2,271	$(2,316)	$(45)
Master Securities Forward Transaction Agreement
BOS	0	0	(21,461)	(21,461)	21,301	(160)
CSN	0	0	(29,155)	(29,155)	29,118	(37)
MSC	0	0	(67,747)	(67,747)	67,557	(190)

Total Borrowings and Other Financing Transactions	$2,271	$0	$(118,363)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(21,461)	$(96,902)	$0	$0	$(118,363)

Total Borrowings	$(21,461)	$(96,902)	$0	$0	$(118,363)

Payable for sale-buyback financing transactions					$(118,363)

(e)	Securities with an aggregate market value of $117,976 have been pledged as collateral under the terms of the above master agreements as of June 30, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2022 was $(124,789) at a weighted average interest rate of 0.419%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(33) of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	03/2023	198	$51,088	$(927)	$156	$0
Call Options Strike @ EUR 120.000 on Euro-Schatz Bond September 2022 Futures (1)	08/2022	200	1	0	0	0
Euro-Bund 10-Year Bond September Futures	09/2022	73	11,382	346	275	0
U.S. Treasury 2-Year Note September Futures	09/2022	35	7,351	76	20	0
U.S. Treasury 5-Year Note September Futures	09/2022	232	26,042	(44)	128	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2022	9	1,379	(7)	3	0
United Kingdom Long Gilt September Futures	09/2022	9	1,249	(45)	20	0

				$(601)	$602	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2022	10	$(742)	$(1)	$0	$(3)
Australia Government 10-Year Bond September Futures	09/2022	2	(164)	1	0	(1)
Euro-Bobl September Futures	09/2022	74	(9,631)	116	0	(154)
Euro-BTP Italy Government Bond September Futures	09/2022	229	(28,681)	(801)	0	(574)
Euro-Buxl 30-Year Bond September Futures	09/2022	53	(9,084)	390	0	(391)
Euro-OAT France Government 10-Year Bond September Futures	09/2022	35	(5,081)	154	0	(97)
Euro-Schatz September Futures	09/2022	380	(43,464)	175	0	(255)
Gold 100 oz. August Futures	08/2022	22	(3,976)	68	22	0
Japan Government 10-Year Bond September Futures	09/2022	37	(40,526)	183	6	(36)
U.S. Treasury 10-Year Note September Futures	09/2022	343	(40,656)	248	0	(348)
U.S. Treasury 10-Year Ultra September Futures	09/2022	17	(2,159)	0	0	(6)
U.S. Treasury 30-Year Bond September Futures	09/2022	79	(10,951)	79	0	(133)

				$612	$28	$(1,998)

Total Futures Contracts				$11	$630	$(1,998)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2022(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Barclays Bank PLC	1.000%	Quarterly	12/20/2022	0.622%	EUR 200	$1	$0	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.844	$ 100	(5)	5	0	0	0

						$(4)	$5	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 36 5-Year Index	1.000%	Quarterly	12/20/2026	EUR 600	$1	$(4)	$(3)	$0	$(2)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	172,740	$(3)	$2	$(1)	$0	$(1)
Pay(6)	3-Month EUR-EURIBOR	0.526	Annual	11/21/2023	EUR	11,300	0	(236)	(236)	34	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	20	24	0	(4)
Receive(6)	3-Month USD-LIBOR	1.840	Semi-Annual	11/21/2028	$	5,500	0	277	277	0	(28)
Pay(6)	3-Month USD-LIBOR	1.888	Semi-Annual	11/21/2053		1,100	0	(211)	(211)	7	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027	EUR	2,000	(11)	(92)	(103)	25	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		900	(7)	(41)	(48)	12	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		1,800	(7)	(58)	(65)	24	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		800	(3)	(26)	(29)	11	0
Receive	CPTFEMU	2.965	Maturity	05/15/2027		200	0	1	1	0	(1)
Receive	CPTFEMU	3.000	Maturity	05/15/2027		1,000	1	2	3	0	(6)
Receive	CPTFEMU	3.130	Maturity	05/15/2027		300	0	(1)	(1)	0	(2)
Pay	CPTFEMU	1.380	Maturity	03/15/2031		3,900	(28)	(665)	(693)	32	0
Receive	CPTFEMU	2.600	Maturity	05/15/2032		1,400	7	(14)	(7)	0	(17)
Receive	CPTFEMU	2.570	Maturity	06/15/2032		900	0	(16)	(16)	0	(12)
Receive	CPTFEMU	2.720	Maturity	06/15/2032		2,100	(6)	(66)	(72)	0	(28)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	39	38	0	(3)
Pay	CPTFEMU	2.488	Maturity	05/15/2037		1,210	1	(2)	(1)	20	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052		300	0	6	6	10	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		400	(10)	19	9	13	0
Pay	CPTFEMU	2.421	Maturity	05/15/2052		170	0	(3)	(3)	5	0
Receive	CPURNSA	2.500	Maturity	07/15/2022	$	5,000	(743)	661	(82)	1	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	293	293	0	(11)
Pay	CPURNSA	3.583	Maturity	02/08/2023		9,700	0	(332)	(332)	31	0
Pay	CPURNSA	4.950	Maturity	03/07/2023		3,900	0	(67)	(67)	13	0
Pay	CPURNSA	5.033	Maturity	03/08/2023		400	0	(7)	(7)	1	0
Pay	CPURNSA	5.470	Maturity	03/21/2023		8,900	0	(87)	(87)	27	0
Receive	CPURNSA	2.220	Maturity	04/13/2023		318	0	28	28	0	(1)
Receive	CPURNSA	2.314	Maturity	02/26/2026		2,700	0	265	265	0	(11)
Receive	CPURNSA	2.419	Maturity	03/05/2026		2,100	0	195	195	0	(8)
Receive	CPURNSA	2.768	Maturity	05/13/2026		1,800	0	130	130	0	(6)
Receive	CPURNSA	2.813	Maturity	05/14/2026		800	0	56	56	0	(3)
Receive	CPURNSA	2.703	Maturity	05/25/2026		830	0	62	62	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.690%	Maturity	06/01/2026	$	600	$0	$45	$45	$0	$(2)
Pay	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	(176)	(176)	9	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	(209)	(209)	10	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	(124)	(124)	5	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		1,300	0	(152)	(152)	7	0
Pay	CPURNSA	1.883	Maturity	11/20/2029		500	1	(67)	(66)	3	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		1,500	1	145	146	0	(10)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039	EUR	300	0	(78)	(78)	3	0
Receive	UKRPI	6.290	Maturity	03/15/2024	GBP	2,900	(1)	75	74	5	0
Receive	UKRPI	6.440	Maturity	05/15/2024		900	0	8	8	1	0
Receive	UKRPI	6.600	Maturity	05/15/2024		2,200	6	5	11	3	0
Receive	UKRPI	5.200	Maturity	06/15/2024		1,400	0	5	5	1	0
Receive	UKRPI	5.330	Maturity	06/15/2024		1,500	0	0	0	1	0
Pay	UKRPI	3.850	Maturity	09/15/2024		1,900	(1)	(182)	(183)	0	(3)
Pay	UKRPI	3.330	Maturity	01/15/2025		1,500	45	(252)	(207)	0	(3)
Receive	UKRPI	4.735	Maturity	12/15/2026		900	(12)	49	37	0	(1)
Receive	UKRPI	4.615	Maturity	02/15/2027		1,200	0	42	42	0	(1)
Receive	UKRPI	4.626	Maturity	02/15/2027		1,400	1	47	48	0	(2)
Pay	UKRPI	3.438	Maturity	01/15/2030		800	0	(130)	(130)	1	0
Pay	UKRPI	3.480	Maturity	01/15/2030		700	9	(119)	(110)	1	0
Pay	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	(337)	(342)	6	0
Receive	UKRPI	3.470	Maturity	01/15/2031		100	0	20	20	0	0
Receive	UKRPI	3.484	Maturity	01/15/2031		400	0	78	78	0	(1)
Pay	UKRPI	3.750	Maturity	04/15/2031		740	0	(115)	(115)	2	0
Pay	UKRPI	4.066	Maturity	09/15/2031		1,800	0	(153)	(153)	8	0
Pay	UKRPI	3.566	Maturity	03/15/2036		600	0	(97)	(97)	5	0
Pay	UKRPI	3.580	Maturity	03/15/2036		1,300	(6)	(201)	(207)	11	0

							$(768)	$(1,741)	$(2,509)	$348	$(168)

Total Swap Agreements							$(771)	$(1,740)	$(2,511)	$348	$(170)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange- Traded or Centrally Cleared	$0	$680	$348	$1,028	$0	$(2,024)	$(170)	$(2,194)

Cash of $4,228 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $50 and liability of $(26) for closed futures is outstanding at period end.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2022		PEN	423	$		112	$2	$0
	07/2022	$		17,476		DKK	122,867	0	(164)
	07/2022			143		EUR	135	0	(1)
	08/2022		DKK	122,618	$		17,476	168	0
	09/2022		PEN	539			140	0	0
BPS	07/2022		EUR	1,374			1,477	37	0
	07/2022		GBP	1,556			1,960	66	0
	07/2022		JPY	117,300			869	5	0
	07/2022		MXN	8,166			390	0	(16)
	07/2022	$		1,068		DKK	7,380	0	(28)
	07/2022			29,935		EUR	28,433	3	(142)
	07/2022			260		JPY	34,900	0	(3)
	07/2022			406		MXN	8,166	0	0
	08/2022		EUR	21,542	$		22,699	83	0
	08/2022		GBP	1,636			1,988	0	(5)
	08/2022		NOK	530			55	1	0
	09/2022		MXN	8,166			400	0	0
BRC	07/2022	$		2,544		JPY	345,141	0	(1)
	08/2022		JPY	344,580	$		2,544	0	0
CBK	07/2022	$		689		EUR	643	0	(15)
	08/2022			25		PEN	98	0	0
DUB	07/2022		DKK	36,258	$		5,369	261	0
	07/2022		PLN	435			100	3	0
GLM	07/2022		BRL	1,598			322	16	0
	07/2022	$		307		BRL	1,598	0	(2)
	07/2022			437		DKK	3,025	0	(10)
	07/2022			26		PEN	97	0	(1)
	08/2022		BRL	1,598	$		305	2	0
	08/2022	$		195		DKK	1,390	1	0
HUS	07/2022		AUD	1,281	$		925	41	0
	07/2022		CAD	1,122			889	17	0
	07/2022		EUR	27,865			29,997	800	(4)
	07/2022		GBP	80			101	3	0
	07/2022		NZD	2,026			1,322	56	0
	07/2022	$		882		AUD	1,281	2	0
	07/2022			315		EUR	297	0	(3)
	07/2022			546		JPY	72,500	0	(12)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	08/2022		AUD	1,281	$		882	$0	$(2)
	08/2022		EUR	539			562	0	(3)
MYI	07/2022		DKK	122,817			18,219	915	0
	07/2022	$		3,665		DKK	25,787	0	(32)
	08/2022		DKK	25,734	$		3,665	33	0
TOR	07/2022		JPY	487,325			3,839	248	0

Total Forward Foreign Currency Contracts								$2,763	$(444)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	1,100	$1	$470
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	1,190	90	508
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.410	02/02/2023	11,400	57	10
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	710	53	303
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	02/23/2023	20,400	112	34
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.237	11/17/2023	4,100	254	645
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	04/26/2023	5,800	62	59
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.710	01/25/2023	21,800	133	29
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.428	01/31/2023	11,500	59	10
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200	05/31/2023	16,300	196	183
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	1,000	73	429

Total Purchased Options							$1,090	$2,680

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200%	07/20/2022	900	$(1)	$(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	600	(3)	(1)
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.400	08/17/2022	1,000	(3)	(3)
BPS	Put - OTC CDX.IG-37 5-Year Index	Sell	1.200	07/20/2022	800	(1)	0
BRC	Put - OTC iTraxx Europe 36 5-Year Index	Sell	1.200	07/20/2022	1,000	(5)	(2)

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 37 5-Year Index	Sell	1.600%	08/17/2022	300	$(1)	$(1)
CBK	Put - OTC CDX.IG-38 5-Year Index	Sell	1.200	07/20/2022	500	(1)	(1)
DUB	Put - OTC CDX.IG-38 5-Year Index	Sell	1.400	08/17/2022	1,100	(2)	(1)
GST	Call - OTC CDX.IG-38 5-Year Index	Buy	0.700	08/17/2022	400	0	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.300	08/17/2022	1,300	(3)	(2)
JPM	Put - OTC CDX.HY-38 5-Year Index	Sell	95.000	08/17/2022	200	(2)	(3)
MYC	Put - OTC CDX.IG-38 5-Year Index	Sell	1.250	07/20/2022	500	(1)	0
	Put - OTC CDX.IG-38 5-Year Index	Sell	1.350	08/17/2022	1,000	(2)	(2)

						$(25)	$(17)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(54)	$(17)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	(1)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0

						$(105)	$(18)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	3,300	$0	$(722)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	3,640	(90)	(797)
BRC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.558	02/02/2023	2,500	(57)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	2,160	(53)	(473)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.736	02/23/2023	4,500	(111)	(19)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.340	11/17/2023	20,200	(255)	(830)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	04/26/2023	3,200	(63)	(54)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	01/25/2023	4,900	(136)	(19)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.579	01/31/2023	2,500	(58)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350	05/31/2023	9,000	(196)	(167)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	3,200	(78)	(700)

							$(1,097)	$(3,794)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	$99.141	09/07/2022	200	$(1)	$(1)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.156	09/07/2022	300	(1)	(2)
	Put - OTC Fannie Mae, TBA 4.500% due 09/01/2052	99.656	09/07/2022	700	(2)	(6)
	Call - OTC Fannie Mae, TBA 4.500% due 09/01/2052	101.141	09/07/2022	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 08/01/2052	96.906	08/04/2022	200	(1)	(2)

					$(6)	$(12)

Total Written Options					$(1,233)	$(3,841)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$170	$0	$0	$170	$(165)	$(5)	$0	$(170)	$0	$0	$0
BPS	195	978	0	1,173	(194)	(1,519)	0	(1,713)	(540)	535	(5)
BRC	0	313	0	313	(1)	(482)	0	(483)	(170)	0	(170)
CBK	0	34	0	34	(15)	(20)	0	(35)	(1)	0	(1)
DUB	264	645	0	909	0	(831)	0	(831)	78	0	78
GLM	19	59	0	78	(13)	(71)	0	(84)	(6)	0	(6)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	919	0	0	919	(24)	0	0	(24)	895	0	895
JPM	0	29	0	29	0	(35)	0	(35)	(6)	11	5
MBC	0	0	0	0	0	0	0	0	0	(660)	(660)
MYC	0	622	0	622	0	(876)	0	(876)	(254)	262	8
MYI	948	0	0	948	(32)	0	0	(32)	916	(820)	96
TOR	248	0	0	248	0	0	0	0	248	(250)	(2)

Total Over the Counter	$2,763	$2,680	$0	$5,443	$(444)	$(3,841)	$0	$(4,285)

(h)

Securities with an aggregate market value of $808 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2022.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$22	$0	$42	$0	$616	$680
Swap Agreements	0	0	0	0	348	348

	$22	$0	$42	$0	$964	$1,028

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,763	$0	$2,763
Purchased Options	0	0	0	0	2,680	2,680

	$0	$0	$0	$2,763	$2,680	$5,443

	$22	$0	$42	$2,763	$3,644	$6,471

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,024	$2,024
Swap Agreements	0	2	0	0	168	170

	$0	$2	$0	$0	$2,192	$2,194

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$444	$0	$444
Written Options	0	17	0	0	3,824	3,841

	$0	$17	$0	$444	$3,824	$4,285

	$0	$19	$0	$444	$6,016	$6,479

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(6)	$0	$0	$0	$12,064	$12,058
Swap Agreements	0	6	0	0	(1,150)	(1,144)

	$(6)	$6	$0	$0	$10,914	$10,914

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,336	$0	$4,336
Written Options	0	64	0	0	100	164

	$0	$64	$0	$4,336	$100	$4,500

	$(6)	$70	$0	$4,336	$11,014	$15,414

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(Unaudited)

June 30, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$68	$0	$0	$0	$(869)	$(801)
Swap Agreements	0	(7)	0	0	240	233

	$68	$(7)	$0	$0	$(629)	$(568)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,046	$0	$2,046
Purchased Options	0	0	0	0	1,292	1,292
Written Options	0	(23)	0	0	(2,332)	(2,355)

	$0	$(23)	$0	$2,046	$(1,040)	$983

	$68	$(30)	$0	$2,046	$(1,669)	$415

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$21,574	$0	$21,574
U.S. Government Agencies	0	11,397	0	11,397
U.S. Treasury Obligations	0	295,586	0	295,586
Non-Agency Mortgage-Backed Securities	0	2,501	0	2,501
Asset-Backed Securities	0	4,125	0	4,125
Sovereign Issues	0	31,956	0	31,956
Short-Term Instruments
Repurchase Agreements	0	2,271	0	2,271
U.S. Treasury Bills	0	270	0	270

Total Investments	$0	$369,680	$0	$369,680

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	479	499	0	978
Over the counter	0	5,443	0	5,443

	$479	$5,942	$0	$6,421

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,511)	(657)	0	(2,168)
Over the counter	0	(4,285)	0	(4,285)

	$(1,511)	$(4,942)	$0	$(6,453)

Total Financial Derivative Instruments	$(1,032)	$1,000	$0	$(32)

Totals	$(1,032)	$370,680	$0	$369,648

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Unaudited)

June 30, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.6%

CORPORATE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$200	$187

Total Corporate Bonds & Notes (Cost $195)		187

MUNICIPAL BONDS & NOTES 99.7%

ALABAMA 1.9%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	500	532

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	427	385
5.250% due 05/01/2044	600	538

		1,455

ARIZONA 0.3%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	250	262

CALIFORNIA 12.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,051

California Community Choice Financing Authority Revenue Bonds, Series 2022
4.000% due 05/01/2053 (a)	1,000	1,012

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	500	457

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	250	221

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	3,000	3,204

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	500	489

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (d)	500	262

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	$1,500	$148

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.850% due 06/01/2031	60	59

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	1,000	144

		9,528

COLORADO 5.1%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,178

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	897

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	500	413

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	550	463

		3,951

CONNECTICUT 1.5%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	110	123

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,042

		1,165

DELAWARE 1.3%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	1,005	873
7.120% due 10/01/2038	175	170

		1,043

FLORIDA 3.6%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,311

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	577

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2029 (c)	$700	$508

Palm Beach County, Florida Health Facilities Authority Revenue Notes, Series 2022
5.000% due 11/01/2031 (a)	400	434

		2,830

GEORGIA 2.0%

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	500	529

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063 (a)	1,000	1,034

		1,563

ILLINOIS 16.0%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2022
4.000% due 12/01/2047	1,000	876

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,031

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,595

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,026

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2032	795	852

Illinois State General Obligation Bonds, Series 2018
5.000% due 10/01/2033	1,000	1,051

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	2,000	2,145

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	850	940

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,000	1,021

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	929
3.000% due 06/15/2034	1,180	1,061

		12,527

INDIANA 1.9%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	1,000	987

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	$500	$508

		1,495

IOWA 0.6%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	500	500

KENTUCKY 1.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,170	1,184

LOUISIANA 0.8%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	650	629

MICHIGAN 5.0%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	355	403

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
1.248% (US0003M) due 07/01/2032 ~	1,000	977

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,027

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	500	530

		3,937

NEVADA 1.5%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,175

NEW JERSEY 6.4%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,334

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	272

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	$250	$268

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,025

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2037	500	496

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	536
5.000% due 06/01/2033	1,000	1,058

		4,989

NEW YORK 9.4%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	500	499

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 05/01/2037	345	378

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	500	562

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	750	732

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	500	481

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2030	560	595

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 03/15/2039	500	493

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	966

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,043

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,590

		7,339

OHIO 2.3%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	4,000	515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 06/01/2034	$1,000	$1,073

Lucas County, Ohio Revenue Bonds, Series 2018
5.250% due 11/15/2048	200	192

		1,780

OREGON 0.7%

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2038 (a)(c)	1,000	510

PENNSYLVANIA 1.3%

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	1,000	1,048

		1,048

PUERTO RICO 8.7%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,007	502
0.000% due 11/01/2051	1,280	552

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (c)	488	275
4.000% due 07/01/2033	162	149
4.000% due 07/01/2035	146	131
4.000% due 07/01/2037	125	111
5.750% due 07/01/2031	171	187

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	83	76
5.625% due 07/01/2027	179	191

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	1,030	914

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.168% (US0003M) due 07/01/2029 ~	1,010	1,048

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2007
5.000% due 07/01/2046 ^(b)	1,000	552

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	6,035	1,631

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	500	471

		6,790

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	101

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 1.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	$1,000	$1,014

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	208

TEXAS 8.0%

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	1,000	506

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	500	443

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	250	214

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,049

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
2.675% (US0003M) due 12/15/2026 ~	500	478

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	3,305	3,536

		6,226

U.S. VIRGIN ISLANDS 2.6%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2026	2,000	2,054

VIRGINIA 0.6%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	500	469

WASHINGTON 2.7%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	500	502

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	922

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	$400	$383

Washington State General Obligation Bonds, Series 2020
5.000% due 02/01/2036	300	337

		2,144

WISCONSIN 0.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	1,990	125

Total Municipal Bonds & Notes (Cost $78,262)		77,940

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (f) 0.7%
		538

Total Short-Term Instruments (Cost $538)		538

Total Investments in Securities (Cost $78,995)		78,665

	SHARES
INVESTMENTS IN AFFILIATES 8.5%

SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%

PIMCO Short-Term Floating NAV Portfolio III	681,952	6,618

Total Short-Term Instruments (Cost $6,619)		6,618

Total Investments in Affiliates (Cost $6,619)		6,618

Total Investments 109.1% (Cost $85,614)		$85,283

Other Assets and Liabilities, net (9.1)%		(7,122)

Net Assets 100.0%		$78,161

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.400%	06/30/2022	07/01/2022	$538	U.S. Treasury Notes 3.000% due 06/30/2024	$(549)	$538	$538

Total Repurchase Agreements						$(549)	$538	$538

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$538	$0	$0	$538	$(549)	$(11)

Total Borrowings and Other Financing Transactions	$538	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	103

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$127	$127

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(23)	$(23)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$187	$187
Municipal Bonds & Notes
Alabama	0	1,455	0	1,455
Arizona	0	262	0	262
California	0	9,528	0	9,528
Colorado	0	3,951	0	3,951
Connecticut	0	1,165	0	1,165
Delaware	0	1,043	0	1,043
Florida	0	2,830	0	2,830
Georgia	0	1,563	0	1,563
Illinois	0	12,527	0	12,527
Indiana	0	1,495	0	1,495
Iowa	0	500	0	500
Kentucky	0	1,184	0	1,184
Louisiana	0	629	0	629
Michigan	0	3,937	0	3,937
Nevada	0	1,175	0	1,175
New Jersey	0	4,989	0	4,989
New York	0	7,339	0	7,339
Ohio	0	1,780	0	1,780
Oregon	0	510	0	510
Pennsylvania	0	1,048	0	1,048
Puerto Rico	0	6,790	0	6,790
Rhode Island	0	1,014	0	1,014
Tennessee	0	208	0	208
Texas	0	6,226	0	6,226
U.S. Virgin Islands	0	2,054	0	2,054
Virginia	0	469	0	469

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2022
Washington	$0	$2,144	$0	$2,144
Wisconsin	0	125	0	125
Short-Term Instruments
Repurchase Agreements	0	538	0	538

	$0	$78,478	$187	$78,665

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,618	$0	$0	$6,618

Total Investments	$6,618	$78,478	$187	$85,283

There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2022	105

Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

106	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2022

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal

SEMIANNUAL REPORT	JUNE 30, 2022	107

Notes to Financial Statements (Cont.)

accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolios’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolios’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions that was applicable to the Funds as of the date of this report. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021. The compliance date for the new rule and the related reporting requirements is August 19, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Portfolios’ financial statements.

108	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2022

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the associated recordkeeping requirements is September 8, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are

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Notes to Financial Statements (Cont.)

marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be

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Notes to Financial Statements (Cont.)

valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended June 30, 2022 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2021	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2022	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

Fixed Income SHares: Series C	$17	$34,011	$(1)	$0	$(10)	$34,017	$11	$0

Fixed Income SHares: Series LD	1,510	43,103	(43,996)	0	1	618	2	0

Fixed Income SHares: Series M	156	14,002	(14,150)	(2)	1	7	2	0

Fixed Income SHares: Series TE	3,011	20,610	(17,000)	(44)	41	6,618	10	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Notes to Financial Statements (Cont.)

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

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Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under

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the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of June 30, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee

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or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate

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municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB

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Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Portfolio holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Portfolio holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Portfolio’s assets. If a Portfolio holds a recourse TOBs Residual, the Portfolio (and, indirectly, holders of the Portfolio’s common shares) would typically bear the losses. In particular, if a Portfolio holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Portfolio would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Portfolio may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013

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Notes to Financial Statements (Cont.)

(“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended June 30, 2022, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*
Fixed Income SHares: Series TE	$3,375	1.02%

*	Annualized

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

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The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract

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Notes to Financial Statements (Cont.)

(“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified

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date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus

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the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash,

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securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the

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cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘cap,’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘floor,’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

(e) Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s

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full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Small Portfolio	—	—	—	—	X

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	X

Currency	X	X	X	X	—

Leveraging	X	X	X	X	—

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

Inflation/Deflation	X	X	X	X	X

Contingent Convertible Securities	X	—	X	—	—

LIBOR Transition	X	X	X	—	—

Collateralized Loan Obligation	X	X	—	—	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

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Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared

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derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Portfolio’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular

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classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Portfolio’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Portfolio’s investments could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Portfolio’s investments.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Portfolio rely in some fashion upon LIBOR.

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Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which the Portfolio invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Portfolio.

Collateralized Loan Obligations Risk  is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The

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value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

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operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate

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arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has

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agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract. The waivers, if any, are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each

SEMIANNUAL REPORT	JUNE 30, 2022	139

Notes to Financial Statements (Cont.)

transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2022, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

Fixed Income SHares: Series C	$2,890	$1,828

Fixed Income SHares: Series LD	1,128	9,567

Fixed Income SHares: Series M	3,254	3,542

Fixed Income SHares: Series R	5,437	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

Fixed Income SHares: Series C	$2,065,835	$2,247,980	$76,701	$178,691

Fixed Income SHares: Series LD	50,297	185,140	29,436	35,767

Fixed Income SHares: Series M	4,650,494	5,145,894	70,524	118,705

Fixed Income SHares: Series R	187,195	128,635	10,963	21,220

Fixed Income SHares: Series TE	0	0	32,213	31,368

†	A zero balance may reflect actual amounts rounding to less than one thousand.

140	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2022

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Portfolios in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Portfolios.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of June 30, 2022, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2022	141

Notes to Financial Statements (Cont.)

(Unaudited)

June 30, 2022

As of their last fiscal year ended December 31, 2021, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

Fixed Income SHares: Series C	$129,149	$0

Fixed Income SHares: Series LD	1,072	1,607

Fixed Income SHares: Series M	4,170	0

Fixed Income SHares: Series R	0	24,462

Fixed Income SHares: Series TE	0	152

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

Fixed Income SHares: Series C	$1,825,730	$12,311	$(194,192)	$(181,881)

Fixed Income SHares: Series LD	191,141	2,589	(11,745)	(9,156)

Fixed Income SHares: Series M	1,549,122	28,400	(156,637)	(128,237)

Fixed Income SHares: Series R	413,883	10,139	(55,684)	(45,545)

Fixed Income SHares: Series TE	85,634	1,613	(1,964)	(351)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

142	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSN	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CSN	Credit Suisse AG (New York)	RCY	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RDR	RBC Capital Markets LLC
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
FOB	Credit Suisse Securities (USA) LLC	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
COP	Colombian Peso	NZD	New Zealand Dollar
DKK	Danish Krone	PEN	Peruvian New Sol
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	LIBOR01M	1 Month USD-LIBOR
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate
CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate
CDX.IG	Credit Derivatives Index - Investment Grade	SOFR30A	30-day Secured Overnight Financing Rate Average
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	TSFR1M	Term SOFR 1-Month
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
EUR003M	3 Month EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR
EUR006M	6 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR
FRCPXTOB	France Consumer Price ex-Tobacco Index	US0006M	ICE 6-Month USD LIBOR
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0012M	ICE 12-Month USD LIBOR

SEMIANNUAL REPORT	JUNE 30, 2022	143

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	BAM	Build America Mutual Assurance
AGM	Assured Guaranty Municipal	Q-SBLF	Qualified School Bond Loan Fund

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

144	PIMCO MANAGED ACCOUNTS TRUST

Approval of Investment Management Agreement

(Unaudited)

PMAT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Managed Accounts Trust (“PMAT”), voting separately, annually approve the continuation of the Investment Advisory Contract between PMAT, on behalf of each of its series (each, a “Portfolio” and, collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At an in-person meeting held on June 15-16, 2022 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2022.

In addition to the Approval Meeting, the Contracts Committee (the “Committee”) and the Performance Committee of the Board held a joint meeting on May 16, 2022 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Committee and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering the Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Portfolio, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various services performed by PIMCO under the Agreement.

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Portfolios. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, risks, and other portfolio information for each Portfolio, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees also reviewed information regarding the investment performance for each Portfolio and certain composites comprised of separate accounts managed by PIMCO that invest in the Portfolios, along with associated benchmark indices for such separate accounts, as well as the estimated profitability to PIMCO with respect to the Portfolios (taking into account profitability estimates of

SEMIANNUAL REPORT	JUNE 30, 2022	145

Approval of Investment Management Agreement (Cont.)

related separate accounts) for the one-year period ended December 31, 2021. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and/or after the period for which information was requested in conducting its evaluation of PIMCO.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Portfolios, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and general corporate ownership and business operations unrelated to the Portfolios. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of the Portfolios’ investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Portfolios and their holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Portfolios beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Portfolios; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the investment advisory services PIMCO is responsible for providing to the Portfolios; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Portfolios in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Portfolios for which it receives no direct management fee. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Portfolios. The Trustees also noted PIMCO’s activities under its contractual

146	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

obligation to coordinate, oversee and supervise the Portfolios’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Portfolios through, among other things, cybersecurity, business continuity planning, and risk management.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Portfolio given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to each Portfolio of an appropriate extent and quality.

Fee and Expense Information

The Trustees also gave substantial consideration to the fact that, with respect to each Portfolio, no fees are payable to PIMCO from the Portfolios under the Agreement, and that PIMCO has entered into an Expense Limitation Agreement with PMAT, on behalf of each Portfolio, pursuant to which PIMCO waives all fees and/or pays or reimburses all expenses of the Portfolios, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolios invest, taxes, governmental fees and dividends and interest on short positions.

Performance Information

The Trustees also considered the performance of each Portfolio as compared to the performance of a composite comprised of separate accounts managed by PIMCO that invest in the Portfolio, along with associated benchmark indices for such separate accounts. The Trustees noted that because the Portfolios are intended to form only a portion of an overall investment strategy and were developed exclusively for use within separately managed accounts, comparisons to the performance of traditional stand-alone funds or accounts managed by PIMCO would produce limited relevant information. The Trustees noted that each Portfolio outperformed the performance of the associated benchmark for the one-, three-, five-, and ten-year periods ending December 31, 2021, as applicable. In addition, the Trustees considered matters bearing on the Portfolios and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

Because the Portfolios do not pay fees directly, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted

SEMIANNUAL REPORT	JUNE 30, 2022	147

Approval of Investment Management Agreement (Cont.)

(Unaudited)

such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment adviser to the Portfolios and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Portfolios’ portfolio transactions on an agency basis.

The Trustees also considered the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to wrap account assets invested in the Portfolios, as well as the fees “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. Among other information, the Trustees took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Portfolios and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

Conclusion

After reviewing these and other factors described herein, including that no fees are payable under the Agreement, the Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Portfolios. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Portfolio and its shareholders, and should be approved.

148	PIMCO MANAGED ACCOUNTS TRUST

Changes to Boards of Trustees

(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Trustee of the Trust.

SEMIANNUAL REPORT	JUNE 30, 2022	149

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Managed Accounts Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on March 24-25, 2022, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2021. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the 12-month period ended June 30, 2022.

150	PIMCO MANAGED ACCOUNTS TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH4001SAR_063022

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 25, 2022

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	August 25, 2022